UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21749

CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o Cramer Rosenthal McGlynn, LLC.

28 Havemeyer Place

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 212-326-5300

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT
June 30, 2022 CRM Small Cap Value Fund CRM Small/Mid Cap Value Fund CRM Mid Cap Value Fund CRM All Cap Value Fund CRM Long/Short Opportunities Fund

ANNUAL REPORT	June 30, 2022
President’s Message (Unaudited)

Dear Fellow Shareholders:

After a strong 2021, the market just had one of its worst first half performances in decades. The fear of an economic slowdown manifested itself, as it typically does, in multiple compression for the market, with the S&P 500 next twelve-month Price to Earnings (P/E) declining from 21.4x on December 2021 to 15.8x as of June 2022. As the next couple of earnings seasons are reported, we look for index earnings estimates in aggregate to be revised downward due to lower demand, higher interest rates, a stronger US dollar and less of a benefit from pricing. In such an environment, one can get caught in the negative parade of preannouncements and revised guidance, but we also need to remind ourselves of the value discovery that is unfolding right in front of us. The foundation of the capital markets and corporate balance sheets remain firm. We believe the economy lacks major financial imbalances and labor markets remain robust, which should forestall a more protracted economic slowdown. As we discussed last quarter, we are going through a normalization period following the euphoric phase created from the unprecedented fiscal and monetary accommodation following the pandemic. This can be an unsettling time for investors but also should create new opportunities for nimble, active and long-term focused managers.

Inflation has continued to come in higher than expected this year on both a reported and core basis. The volatile energy and food components have been impacted by

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the war in the Ukraine. At the same time, the core constituents, such as owners’ equivalent, have been impacted by the tight housing market. The June CPI print of 9.1% harkens back to the challenges of the 1970s. The pressure is on the Federal Reserve to orchestrate a soft landing and bring inflation back towards its long-term goal of 2%. This is looking more challenging as inflation remains stubbornly high. Importantly, the Federal Reserve needs to balance the potential policy mistakes on both ends: prematurely easing monetary policy in an elevated inflationary environment and over-tightening monetary policy to stamp out headline inflation.

Earnings revision is the next leg of the market normalization. There are several pressures that will drive future results downward over the next couple of quarters including lower demand, higher interest rates, a stronger US dollar and less of a benefit from pricing. Excluding Energy companies, we have already witnessed a 200-300 basis points (bps) decline in earnings estimates over the past couple of months. We will get additional data points from companies over the next couple of quarters which will help reset expectations and should provide a better base to build off for 2023 and beyond. As we have experienced in past cycles, stocks tend to rally before the trough in earnings.

We believe the U.S. will continue to be the port in the storm for investors. Europe is weighed down by the war in the Ukraine and the possibility that Russia will cut off natural gas supplies later this year. China continues to struggle with its “Zero-Covid” policy which has led to mass testing and lockdowns in major economic centers. In addition, home buyers in China are threatening to not pay their mortgages. Emerging markets are faced with the pressure of a rising US dollar and political unrest in several countries. Despite the valuation correction in the U.S. market, the foundation domestically remains healthy, with financial leverage for corporates and consumers below historical averages, a banking industry that is well capitalized and no industry threatening systemic risk. Lastly, the mid-term elections in the U.S. could result in a split government which has historically been positive for market returns.

The market sell-off has been sharp but it has uncovered tremendous value down the capitalization spectrum. As we have seen in previous economic slowdowns, P/E multiples compress in anticipation of the expected earnings reset for the market. Small and mid-cap stocks have been more impacted during this sell-off and we believe are extremely neglected today. As depicted below, small cap stocks represent less than 4% of the U.S. market. This is below their level in 1999 which marked the beginning of a multiyear period of outperformance for small and mid-cap stocks. This group, which tends to be more domestically oriented, should benefit from the healthier investment environment in the U.S. compared to the rest

Basis Points (bps): The term basis points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%.

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of the world. In addition, we believe investors should continue to favor relative value, active strategies with portfolios constructed with companies that have healthy balance sheets and growing market shares during this rising interest rate and higher inflationary environment. We also believe the market will reward cash flow generation and low financial leverage. These attributes are expected to serve us well when M&A activity reasserts itself in the future.

Source: Jeffries Research

The following is a discussion of factors that influenced the performance of the CRM Funds during the fiscal year ended June 30, 2022.

CRM Small Cap Value Fund returned -15.53% and -15.73% for the Institutional and Investor Share classes, respectively, during the period, as compared to -16.28% and -25.20% for the Russell® 2000 Value Index and the Russell® 2000 Index, respectively1. From a sector perspective, the Fund benefited from its underweight to Healthcare and lack of exposure in Communication Services, and was negatively impacted by its underweight to the Energy sector. From a stock perspective, stock selection within the Health Care sector was the largest contributor to relative performance, while stock selection within the Energy sector detracted from relative performance. Leading contributors to performance for this period included (i) Vonage Holdings Corporation, a provider of unified communications software and service; (ii) Hostess Brands, Inc., a sweet baked goods food company; and (iii) MaxLinear, Inc., a semiconductor design company. In the Fourth Quarter of 2021, Vonage Holdings Corporation announced it was being acquired by Ericsson for $21 per share. Hostess Brands reported strong results in the second half of 2021 and raised their full year growth expectations despite pressures from the supply chain. The company has been executing well on their strategy of growing in key channels with new products, across cookies and cakes, as they continue to gain share within a growing part of the snacking market. During the period, MaxLinear, Inc. reported strong earnings numbers and guided above expectations after seeing strong customer demand and easing supply chain issues in the second half of 2021.

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We sold our position in MaxLinear, as we were concerned about the semiconductor cycle peaking.

Individual holdings that negatively impacted performance included (i) Regis Corporation, the largest domestic franchisor and operator of salons in the U.S.; (ii) Barnes Group, Inc., a specialty engineered products company; and (iii) BJ Restaurants, Inc., an American restaurant chain. Regis Corporation continued to face headwinds around COVID-19 variants which weighed on customer traffic. In addition, the extreme tightness in the labor market has challenged the supply side of the business even where demand has normalized. We exited our position in Regis in the fourth quarter of 2021. Barnes Group, Inc., posted better-than-expected results in the first quarter of 2022, led by the rebound in travel on its aerospace aftermarket business. However, the stock performed poorly on concerns that continued supply chain availability issues, raw material inflation and a potentially slowing economy will impact its larger Industrials segment, offsetting the Aerospace improvement. BJ Restaurants, Inc. has been pressured by increased labor and food costs and changes in demand due to resurgence in COVID-19 cases and a push out of return to offices. Despite these pressures, the capacity taken out of the industry in the last 18 months combined with pricing and productivity enhancements should drive earnings and free cash flow that is not appreciated in the stock today. We exited our position in BJ’s Restaurants in the second quarter of 2022 for better risk and reward opportunities in the portfolio.

CRM Small/Mid Cap Value Fund returned -11.78% and -11.92% for the Institutional and Investor Share classes, respectively, during the period, as compared to -13.19% and -21.00% for the Russell 2500™ Value Index and the Russell 2500™ Index, respectively2. From a sector perspective, our lack of exposure to Communication Services was a modest tailwind, while our overweight to Consumer Discretionary was a modest headwind to relative performance. From a stock perspective, we enjoyed strong stock selection within the Financials and Information Technology sectors, while our Energy holdings were modest detractors to relative performance. Individual holdings that were leading contributors to performance included (i) American Financial Group, Inc. a specialty Property and Casualty insurer; (ii) Pioneer Natural Resources Company, an oil exploration and production company and (iii) W.R. Berkley Corporation, a diversified insurer. Shares of American Financial Group, Inc. rose in the Second Quarter of 2022 following a stronger-than-expected earnings report demonstrating solid premium growth and improving underwriting profitability. The company also raised its annual earnings guidance and announced a large special dividend. Pioneer Natural Resources Company benefitted from rising oil prices and an ability to manage costs in the current inflationary environment, which promises to significantly increase its free-cash-profile and corresponding return of capital to shareholders. W.R. Berkley Corporation rose in 2022 after reporting stronger-than-expected premium growth and improving underwriting margins. The company also reported higher Net Investment Income this year as its relatively short-duration investment portfolio

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begins to benefit from higher interest rates. The company also realized a large gain on the sale of an investment property in the second quarter of 2022.

Individual holdings that negatively affected performance included (i) Clarivate, PLC, a business services company selling information and analytics to life science, academic, government, and professional services end markets; (ii) RH, a home furnishings distributor; and (iii) G-III Apparel Group, Ltd., a global apparel manufacturer. Clarivate, PLC reported weaker-than-anticipated transactional revenue growth during the first quarter of 2022. In addition to recently closing the Proquest acquisition which strengthens its life sciences offering, the company detailed a near term path to accelerating organic growth, margin progress toward longer term targets and improving free cash flow generation in its new 2022 guidance. We remain encouraged by recent high quality management additions and continue to see the stock trading at a meaningful discount to peers. Shares of RH were under pressure in 2022 despite strong earnings as investors brace for a slowdown in housing and increasing interest rates. We expect RH’s business to slow meaningfully from the strength of the last two years; however, over time we believe RH is a share gainer with new product and geographic opportunities. Despite strong earnings during the third quarter of 2021, shares of G-III Apparel Group, Ltd. were pressured over growing supply chain concerns broadly for companies producing goods outside the U.S. We remain confident in management’s ability to manage through these shorter-term concerns and expect strong demand and pricing to more than compensate for the potential for additional rising costs into 2022.

CRM Mid Cap Value Fund returned -6.55% and -6.68% for the Institutional and Investor Share classes, respectively, during the period, as compared to -10.00% and -17.30% for the Russell Midcap® Value Index and the Russell Midcap® Index, respectively3. From a sector perspective, the Fund modestly benefited from its lack of exposure to the Communication Services sector, and was modestly but negatively impacted by its Industrials overweight. From a stock selection perspective, the Fund enjoyed strong stock selection within the Financials, Materials and Information Technology sectors, and was negatively impacted by our holdings within the Real Estate and Energy sectors.

Individual holdings that were leading contributors to performance included (i) American Financial Group, Inc. a specialty Property and Casualty insurer; (ii) Pioneer Natural Resources Company, an oil exploration and production company; and (iii) Lamb Weston Holdings, Inc., a leading producer of French fries and other frozen potato products in North America. Shares of American Financial Group, Inc. rose in the second quarter of 2022 following a stronger-than-expected earnings report demonstrating solid premium growth and improving underwriting profitability. The company also raised its annual earnings guidance and announced a large special dividend. Pioneer Natural Resources Company benefitted from rising oil prices and an ability to manage costs in the current inflationary environment, which promises

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to significantly increase its free-cash-profile and corresponding return of capital to shareholders. Shares of Lamb Weston Holdings outperformed as the company achieved improving margins in the quarter, which was driven by stronger pricing. Shares also benefited from investor expectations for improved potato supply costs. We continue to believe Lamb Weston’s earnings power should recover significantly from current depressed levels as outsized cost inflation impacts normalize, the company laps a weaker-than-expected potato crop harvest from last year, and strong industry fundamentals allow for price increases to more than offset cost headwinds.

Holdings that detracted from Fund performance during the fiscal year included (i) Clarivate, PLC, a business services company selling information and analytics to life science, academic, government, and professional services end markets; (ii) Hayward Holdings, Inc. a global designer, manufacturer and marketer of a broad portfolio of pool equipment and associate automation systems; and (iii) MultiPlan Corporation, a healthcare transaction processor focused on reducing waste, fraud, and abuse. Clarivate, PLC reported weaker-than-anticipated transactional revenue growth during the first quarter of 2022. In addition to recently closing the Proquest acquisition which strengthens its life sciences offering, the company detailed a near term path to accelerating organic growth, margin progress toward longer term targets and improving free cash flow generation in its new 2022 guidance. We remain encouraged by recent high quality management additions and continue to see the stock trading at a meaningful discount to peers. Hayward Holdings Inc. was a negative contributor to performance during the period, as supply chain and peak housing and leisure spending concerns remain elevated. As a recent IPO, there remains a large percentage of pre-IPO ownership which may seek to sell; which in turn is also creating an overhang on the company’s valuation. However, Hayward’s strong operational execution and order backlog, and growth in both the new pool construction and parts replacement markets should be rewarded in the company’s valuation. The company trades at an attractive relative discount of 30-50% to the peer group, which we believe is unwarranted given the potential topline growth profile and outsized exposure to the stable aftermarket pool equipment market. Multiplan, Inc. underperformed despite strong revenue and earnings performance in the fourth quarter of 2021, as investors grew more concerned about the implementation of surprise billing legislation, customer concentration at the company and anticipated future management turnover. We exited the position in the fourth quarter of 2021 for better risk-reward opportunities.

CRM All Cap Value Fund returned -9.81% and -10.09% for the Institutional and Investor Share classes, respectively, during the period, as compared to -7.46% and -13.87% for the Russell 3000® Value Index and the Russell 3000® Index, respectively4. From a sector perspective, the Fund was negatively impacted by our relative overweight to Consumer Discretionary, Industrials and Information Technology, but benefited by our lack of exposure to the Communication Services sector. The Fund was negatively impacted by stock selection within the Energy

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and Health Care sectors, but benefited by strong stock selection in the Financials, Consumer Staples, and Information Technology sectors.

Leading contributors to Fund performance were (i) Vonage Holdings Corporation, a provider of unified communications software and service; (ii) American Financial Group, Inc., a specialty Property and Casualty insurer; and (iii) Lamb Weston Holdings, Inc., the leading producer of French fries and other frozen potato products in North America. In the fourth quarter of 2021, Vonage Holdings Corporation announced it was being acquired by Ericsson for $21 per share. Shares of American Financial Group, Inc. rose in the second quarter of 2022 following a stronger-than-expected earnings report demonstrating solid premium growth and improving underwriting profitability. The company also raised its annual earnings guidance and announced a large special dividend. Shares of Lamb Weston Holdings outperformed as the company achieved improving margins in the quarter driven by stronger pricing and investor expectations for improved potato supply costs began to take hold. We continue to believe Lamb Weston’s earnings power should recover significantly from current depressed levels as outsized cost inflation impacts normalize, the company laps a weaker-than-expected potato crop harvest from last year, and strong industry fundamentals allow for price increases to more than offset cost headwinds.

Individual holdings that negatively impacted performance included (i) Kaman Corporation, an aerospace and industrial components manufacturer; (ii) Clarivate, PLC, a business services company selling information and analytics to life science, academic, government, and professional services end markets; and (iii) G-III Apparel Group, Ltd., a global apparel manufacturer. Kaman Corporation declined during the period as the market comes to grips with a slower recovery in airline flight miles and as Boeing continues to struggle with achieving flight certification for the 737 Max and with its own supply chain. Clarivate, PLC reported weaker-than-anticipated transactional revenue growth during the first quarter of 2022. In addition to recently closing the Proquest acquisition which strengthens its life sciences offering, the company detailed a near term path to accelerating organic growth, margin progress toward longer term targets and improving free cash flow generation in its new 2022 guidance. We remain encouraged by recent high quality management additions and continue to see the stock trading at a meaningful discount to peers. Despite strong earnings during the third quarter of 2021, shares of G-III Apparel Group, Ltd. (GIII) were pressured over growing supply chain concerns broadly for companies producing goods outside the U.S. We remain confident in management’s ability to manage through these shorter-term concerns and expect strong demand and pricing to more than compensate for the potential for additional rising costs into 2022.

CRM Long/Short Opportunities Fund returned -3.33% in the fiscal year versus -10.62% for the S&P 500® Index5. During the fiscal year ended June 30, 2022, our long book detracted from overall performance, with the majority of negative attribution coming from our Industrials and Consumer Discretionary longs, while

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our short book contributed to performance, led by our Consumer Discretionary and Industrials shorts. In terms of exposure during the period, the Fund averaged approximately 100% gross long, 59% gross short, and 41% net long.

The top contributors in the long portfolio were (i) Tenable Holdings, Inc., a provider of vulnerability management security software solutions; (ii) Skyline Champion Corporation, the second largest factory-built housing company in the U.S.; and (iii) Lamb Weston Holdings, Inc. a leading producer of French fries and other frozen potato products in North America. Shares of Tenable benefited from the identification of the pervasive Log4Shell vulnerability and the acquisition of Accurics. The acquisition, along with others earlier in 2021, coupled with significant security breaches over the past few years has resulted in revenue growth acceleration and margin expansion. Skyline Champion Corporation reported earnings that were markedly better-than-expectations in the second half of 2021, driven by strong demand and higher gross margins. Given the dearth of entry level housing in the U.S., as well as the shortage of labor and lack of innovation in site-built housing, we expect manufactured housing and Skyline, in particular, to continue to post outsized revenue and earnings growth. Shares of Lamb Weston Holdings outperformed as the company achieved improving margins in the quarter driven by stronger pricing and investor expectations for improved potato supply costs began to take hold. We continue to believe Lamb Weston’s earnings power should recover significantly from current depressed levels as outsized cost inflation impacts normalize, the company laps a weaker-than-expected potato crop harvest from last year, and strong industry fundamentals allow for price increases to more than offset cost headwinds.

Top individual names that negatively impacted the long portfolio included (i) Clarivate, PLC, a business services company selling information and analytics to life science, academic, government, and professional services end markets; (ii) B.J.’s Restaurant, Inc., an American restaurant chain; and (iii) G-III Apparel Group, a global apparel manufacturer. Clarivate, PLC reported weaker-than-anticipated transactional revenue growth during the first quarter of 2022. In addition to recently closing the Proquest acquisition which strengthens its life sciences offering, the company detailed a near term path to accelerating organic growth, margin progress toward longer term targets and improving free cash flow generation in its new 2022 guidance. We remain encouraged by recent high quality management additions and continue to see the stock trading at a meaningful discount to peers. BJ Restaurants, Inc. has been pressured by increased labor and food costs and changes in demand due to resurgence in COVID-19 cases and a push out of return to offices. Despite these pressures, the capacity taken out of the industry in the last 18 months combined with pricing and productivity enhancements should drive earnings and free cash flow that is not appreciated in the stock today. We exited our position in BJ’s Restaurants in the second quarter of 2022 for better risk and reward opportunities in the portfolio. Despite strong earnings during the third quarter of

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2021, shares of G-III Apparel Group, Ltd. were pressured over growing supply chain concerns broadly for companies producing goods outside the U.S. We remain confident in management’s ability to manage through these shorter-term concerns and expect strong demand and pricing to more than compensate for the potential for additional rising costs into 2022.

Our top short contributors included (i) a plant-based food company; (ii) an automotive electric vehicle manufacturer; and (iii) a 3D printing manufacturing company. The plant-based food company saw its stock underperform during the period as the company posted weak organic growth, disclosed disappointing progress with key Joint Venture partners and continued to see key leadership leave the company. Our short position in an automotive electric vehicle manufacturer benefited after the company delayed their expectations for commercialization of their vehicles, compounding concerns about their liquidity and financial viability. We covered a short position of a 3D printing manufacturing company following a convertible note offering made by the company after it posted a higher-than-expected cash burn rate in the first quarter of 2022.

The top detractors in the short portfolio were (i) a cybersecurity software company; (ii) a large grocer; and (iii) a packaging company. Our short position in a cybersecurity software company detracted from performance following a strong billings performance in the third quarter of 2021 as well as the large-scale log4j cybersecurity attack increasing the broad importance of cyber hygiene. A large traditional grocer outperformed during the period as sales continued to be robust in food retailing. We expect gross margins to come further under pressure because of higher input costs and an inability to pass on to a stretched consumer. Our third short detractor in the period is a packaging company in North America which continued to benefit from elevated at home consumption. While the company has an elevated cost inflation profile, they have been successful to date in passing through pricing in excess of costs. We remain short, as potential volume declines could alter the current profit profile which is well above historical levels.

Sincerely,

Ronald H. McGlynn
Trustee and President, CRM Mutual Fund Trust

[1]	Russell 2000® Value Index is the Fund’s benchmark. The Russell 2000® Value Index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

[2]	Russell 2500™ Value Index is the Fund’s benchmark. The Russell 2500™ Value Index is an unmanaged

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index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index. It is not possible to invest directly in an index.

[3]	Russell Midcap® Value Index is the Fund’s benchmark. The Russell Midcap® Value Index measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

[4]	Russell 3000® Value Index is the Fund’s benchmark. The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies, which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

[5]	The S&P 500® Index is the Fund’s benchmark. S&P 500® Index is an index of 500 companies chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Funds can be found in Comparison of Change in Value section of this report.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings. The information contained herein is not a complete analysis of every aspect of any market, industry, security, or Fund. Opinions expressed herein are as of June 30, 2022 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values or that the investment has not been undervalued by the market. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

The Long/Short Opportunities Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that

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the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

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CRM FUNDS CRM SMALL CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) June 30, 2022

The following information compares the performance of the CRM Small Cap Value Fund (“Fund”) with the performance of the Russell 2000® Index and Russell 2000® Value Index. The Russell 2000® Index is an unmanaged, capitalization-weighted index of 2,000 small capitalization U.S. companies. The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small Cap Value Fund — Investor Shares vs. Russell 2000® Index and Russell 2000® Value Index1

CRM Funds
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CRM FUNDS CRM SMALL CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Continued) June 30, 2022

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Small Cap Value Fund - Investor Shares	-15.73%	2.66%	8.21%
Russell 2000® Index	-25.20%	5.17%	9.35%
Russell 2000® Value Index	-16.28%	4.89%	9.05%

Expense Ratio (per prospectus dated 10/28/21) — 1.16%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio

CRM Funds
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CRM FUNDS CRM SMALL CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded) June 30, 2022

CRM Small Cap Value Fund — Institutional Shares vs. Russell 2000® Index and Russell 2000® Value Index1

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Small Cap Value Fund - Institutional Shares	-15.53%	2.91%	8.46%
Russell 2000® Index	-25.20%	5.17%	9.35%
Russell 2000® Value Index	-16.28%	4.89%	9.05%

Expense Ratio (per prospectus dated 10/28/21) — 0.92%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS CRM SMALL/MID CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) June 30, 2022

The following information compares the performance of the CRM Small/Mid Cap Value Fund (“Fund”) with the performance of the Russell 2500™ Index and Russell 2500™ Value Index. The Russell 2500™ Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500™ Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small/Mid Cap Value Fund — Investor Shares vs. Russell 2500™ Index and Russell 2500™ Value Index1

CRM Funds
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CRM FUNDS CRM SMALL/MID CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Continued) June 30, 2022

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Small/Mid Cap Value Fund - Investor Shares	-11.92%	9.08%	10.15%
Russell 2500TM Index	-21.00%	7.04%	10.49%
Russell 2500TM Value Index	-13.19%	5.54%	9.54%

Expense Ratio (per prospectus dated 10/28/21) — 1.16%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS CRM SMALL/MID CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded) June 30, 2022

CRM Small/Mid Cap Value Fund — Institutional Shares vs.
Russell 2500™ Index and Russell 2500™ Value Index1

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Small/Mid Cap Value - Institutional Shares	-11.78%	9.31%	10.39%
Russell 2500TM Index	-21.00%	7.04%	10.49%
Russell 2500TM Value Index	-13.19%	5.54%	9.54%

Expense Ratio (per prospectus dated 10/28/21) — 0.94%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
17

CRM FUNDS CRM MID CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) June 30, 2022

The following information compares the performance of the CRM Mid Cap Value Fund (“Fund”) with the performance of the Russell Midcap® Index and Russell Midcap® Value Index. The Russell Midcap® Index measures the performance of 800 of the smallest companies in the Russell 1000® Index. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies. The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because the Fund invests in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Mid Cap Value Fund — Investor Shares vs. Russell Midcap® Index and Russell Midcap® Value Index1

CRM Funds
18

CRM FUNDS CRM MID CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Continued) June 30, 2022

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Mid Cap Value Fund - Investor Shares	-6.68%	9.29%	11.39%
Russell Midcap® Index	-17.30%	7.96%	11.29%
Russell Midcap® Value Index	-10.00%	6.27%	10.62%

Expense Ratio (per prospectus dated 10/28/21) — 1.16%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
19

CRM FUNDS CRM MID CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded) June 30, 2022

CRM Mid Cap Value Fund — Institutional Shares vs. Russell Midcap® Index and Russell Midcap® Value Index1

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Mid Cap Value - Institutional Shares	-6.55%	9.50%	11.61%
Russell Midcap® Index	-17.30%	7.96%	11.29%
Russell Midcap® Value Index	-10.00%	6.27%	10.62%

Expense Ratio (per prospectus dated 10/28/21) — 0.95%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
20

CRM FUNDS CRM ALL CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) June 30, 2022

The following information compares the performance of the CRM All Cap Value Fund (“Fund”) with the performance of the Russell 3000® Index and the Russell 3000® Value Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies. The Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund may invest in large capitalization companies, the Fund may also invest in small and mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM All Cap Value Fund — Investor Shares vs. Russell 3000® Index and Russell 3000® Value Index1

CRM Funds
21

CRM FUNDS CRM ALL CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Continued) June 30, 2022

	Average Annual Total Returns
	1 Year	5 Years	10 Years
All Cap Value Fund - Investor Shares	-10.09%	6.61%	9.53%
Russell 3000® Index	-13.87%	10.60%	12.57%
Russell 3000® Value Index	-7.46%	7.01%	10.39%

Expense Ratios (per prospectus dated 10/28/21) — 1.40%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
22

CRM FUNDS CRM ALL CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded) June 30, 2022

CRM All Cap Value Fund — Institutional Shares vs. Russell 3000® Index and Russell 3000® Value Index1

	Average Annual Total Returns
	1 Year	5 Years	10 Years
All Cap Value Fund - Intitutional Shares	-9.81%	6.90%	9.80%
Russell 3000® Index	-13.87%	10.60%	12.57%
Russell 3000® Value Index	-7.46%	7.01%	10.39%

Expense Ratios (per prospectus dated 10/28/21) — 1.14%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
23

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND COMPARISON OF CHANGE IN VALUE (Unaudited) June 30, 2022

The following information compares the performance of the CRM Long/Short Opportunities Fund (“Fund”) with the performance of the S&P 500® Index. The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

CRM Long/Short Opportunities Fund — Institutional Shares vs.
S&P 500® Index1

CRM Funds
24

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded) June 30, 2022

	Average Annual Total Returns
	1 Year	5 Years	Since Inception[3]
Long/Short Opportunities Fund - Institutional Shares[2]	-3.33%	4.17%	3.98%
S&P 500® Index	-10.62%	11.31%	11.91%

Expense Ratios (per prospectus dated 10/28/21) - Gross: 2.93% Net: 2.82%4

[1]	The Fund is professionally managed, while the index is unmanaged and is not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on August 16, 2016.
[4]	The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividends and interest expense relating to short sales and acquired fund fees and expenses, exceed 1.60% of average daily net assets of the Fund. The expense limitation is in effect until November 1, 2023.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
25

CRM FUNDS EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2022 through June 30, 2022). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period January 1, 2022 to June 30, 2022.

The Expense Tables below illustrate your Fund’s expenses in two ways.

●

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

●

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by

CRM Funds
26

CRM FUNDS EXPENSE DISCLOSURE (Unaudited) (Continued)

other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

For the Six Months Ended June 30, 2022

Expense Table

Fund/Class	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$852.30	1.19%	$5.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.89	1.19%	$5.96

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$853.10	0.95%	$4.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	0.95%	$4.76

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$848.10	1.19%	$5.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.89	1.19%	$5.96

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$848.70	1.03%	$4.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.69	1.03%	$5.16

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$862.70	1.14%	$5.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	1.14%	$5.71

CRM Funds
27

CRM FUNDS EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$863.00	0.98%	$4.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.93	0.98%	$4.91

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$857.00	1.37%	$6.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	1.37%	$6.85

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$857.70	1.13%	$5.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	1.13%	$5.66

CRM Long/Short Opportunities Fund - Institutional Shares
Actual Fund Return	$1,000.00	$921.50	2.81%	$13.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.86	2.81%	$14.01

(1)	The expense ratio for CRM Long/Short Opportunities Fund includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.60%.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the most recent one-half year period).

CRM Funds
28

CRM FUNDS DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS
June 30, 2022

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, before short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund- Sector Allocation
Common Stock
Industrials	24.4%
Financials	21.1
Real Estate	10.0
Energy	7.4
Utilities	7.0
Consumer Staples	6.3
Consumer Discretionary	6.2
Technology	6.0
Health Care	5.0
Materials	2.4
Short-Term Investments	4.2
100.0%

CRM Small/Mid Cap Value Fund- Sector Allocation
Common Stock
Financials	20.6%
Industrials	20.1
Materials	10.4
Technology	8.8
Consumer Discretionary	8.1
Energy	6.6
Health Care	6.5
Consumer Staples	5.7
Real Estate	4.3
Utilities	4.1
Short-Term Investments	4.8
100.0%

CRM Mid Cap Value Fund- Sector Allocation
Common Stock
Industrials	17.7%
Financials	15.2
Materials	11.9
Technology	10.7
Consumer Discretionary	9.5
Health Care	8.3
Utilities	7.7
Energy	6.3
Consumer Staples	5.4
Real Estate	3.5
Short-Term Investments	3.8
100.0%

CRM All Cap Value Fund- Sector Allocation
Common Stock
Financials	18.6%
Industrials	17.7
Technology	17.7
Health Care	14.2
Consumer Discretionary	9.2
Materials	6.2
Energy	4.7
Consumer Staples	3.5
Utilities	2.3
Real Estate	1.9
Short-Term Investments	4.0
100.0%

CRM Funds
29

CRM FUNDS DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

The following tables present a summary of the portfolio holdings of the CRM Long/Short Opportunities Fund as a percentage of its total net assets.

CRM Long/Short Opportunities Fund- Sector Allocation
Common Stock
Industrials	19.1%
Technology	17.5
Consumer Discretionary	14.7
Health Care	9.2
Consumer Staples	5.5
Financials	4.8
Utilities	4.7
Communications	3.8
Energy	2.6
Short-Term Investments	10.7
Common Stock Sold Short
Consumer Discretionary	(11.7)
Industrials	(7.1)
Health Care	(5.1)
Technology	(4.7)
Financials	(4.1)
Consumer Staples	(3.4)
Communications	(2.9)
Utilities	(1.6)
Real Estate	(1.2)
Energy	(0.5)
50.3%

Portfolio holdings are subject to change at any time.

CRM Funds
30

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS June 30, 2022

Shares		Value
COMMON STOCK — 96.1%
Consumer Discretionary — 6.2%
Apparel & Textile Products — 2.7%
99,143	Steven Madden Ltd.	$3,193,395
Home Construction — 1.4%
36,109	Skyline Champion Corporation[1]	1,712,289
Leisure Facilities & Services — 1.5%
80,139	BJ’s Restaurants, Inc.[1]	1,737,414
Wholesale - Discretionary — 0.6%
36,209	G-III Apparel Group Ltd.[1]	732,508
Total Consumer Discretionary		7,375,606
Consumer Staples — 6.3%
Beverages — 1.1%
93,926	Primo Water Corporation	1,256,730
Food — 3.4%
192,672	Hostess Brands, Inc.[1]	4,086,573
Retail - Consumer Staples — 1.8%
37,409	Ollie’s Bargain Outlet Holdings, Inc.[1,2]	2,197,779
Total Consumer Staples		7,541,082
Energy — 7.5%
Oil & Gas Producers — 2.0%
50,348	Matador Resources Company	2,345,713
Oil & Gas Services & Equipment — 5.5%
216,536	ChampionX Corporation	4,298,240
207,500	Oceaneering International, Inc.[1]	2,216,100
		6,514,340
Total Energy		8,860,053
Financials — 21.1%
Banking — 17.4%
30,783	Amalgamated Financial Corporation	608,888
136,628	Cadence Bank	3,208,025

Shares		Value
Financials — (continued)
Banking — (continued)
160,461	Central Pacific Financial Corporation	$3,441,888
151,414	CVB Financial Corporation	3,756,581
112,141	First Interstate Bancsystem, Inc., Class A	4,273,695
77,439	Hancock Whitney Corporation	3,432,871
183,071	Heritage Commerce Corporation	1,957,029
		20,678,977
Insurance — 3.7%
48,520	Horace Mann Educators Corporation[1]	1,862,198
102,056	James River Group Holdings, Ltd.	2,528,947
		4,391,145
Total Financials		25,070,122
Health Care — 5.0%
Medical Equipment & Devices — 5.0%
65,407	Envista Holdings Corporation[1]	2,520,786
75,030	LeMaitre Vascular, Inc.[2]	3,417,616
Total Health Care		5,938,402
Industrials — 24.5%
Aerospace & Defense — 5.0%
100,752	Barnes Group, Inc.	3,137,417
88,555	Kaman Corporation	2,767,344
		5,904,761
Commercial Support Services — 3.7%
50,738	Clean Harbors, Inc.[1]	4,448,200
Electrical Equipment — 4.0%
90,726	SPX Corporation[1]	4,793,962
Engineering & Construction — 1.9%
48,494	Arcosa, Inc.	2,251,576

See accompanying notes to financial statements.	CRM Funds
31

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

Shares		Value
Industrials — (continued)
Industrial Intermediate Products — 4.1%
90,101	Janus International Group, Inc.[1]	$813,612
17,828	Valmont Industries, Inc.	4,004,704
		4,818,316
Industrial Support Services — 2.1%
26,242	Applied Industrial Technologies, Inc.	2,523,693
Transportation & Logistics — 3.7%
71,465	Kirby Corporation[1]	4,347,931
Total Industrials		29,088,439

Materials — 2.4%
Chemicals — 2.4%
46,410	HB Fuller Company	2,794,346

Real Estate — 10.1%
REIT — 10.1%
122,055	American Assets Trust, Inc.	3,625,034
120,427	Equity Commonwealth[1]	3,315,355
167,386	Urban Edge Properties	2,545,941
169,751	Xenia Hotels & Resorts[1]	2,466,482
Total Real Estate		11,952,812
Technology — 6.0%
Software — 5.0%
67,505	Agilysys, Inc.[1]	3,190,961
51,588	Envestnet, Inc.[1]	2,722,299
		5,913,260
Technology Services — 1.0%
191,533	Paya Holdings, Inc.[1]	1,258,372
Total Technology		7,171,632

Shares		Value
Utilities — 7.0%
Electric Utilities — 2.7%
44,512	Black Hills Corporation	$3,239,138
Gas & Water Utilities — 4.3%
34,235	Northwest Natural Holdings Company	1,817,879
53,147	SJW Group	3,316,904
		5,134,783
Total Utilities		8,373,921

TOTAL COMMON STOCK (Cost $111,852,735)		114,166,415

SHORT-TERM INVESTMENTS — 4.2%
2,502,410	Blackrock Liquidity Funds T-Fund, Institutional Shares, 1.33%[3]	2,502,410
2,502,412	Federated Hermes Treasury Obligations Fund, Institutional Shares, 1.37%[3]	2,502,412
TOTAL SHORT-TERM INVESTMENTS (Cost $5,004,822)		5,004,822
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES – 100.3% (Cost $116,857,557)		119,171,237

See accompanying notes to financial statements.	CRM Funds
32

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

Principal		Value
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 0.2%
REPURCHASE AGREEMENTS — 0.2%
264,291	With National Bank Financial: at 1.59%, dated 6/30/22, to be repurchased on 7/1/22, repurchase price $264,303 (collateralized by US Treasury Securities, par values ranging from $0 - $56,222, coupon rates ranging from 0.00% to 2.75%, 7/1/22 - 9/9/49; total market value $269,577)	$264,291
TOTAL SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $264,291)		264,291
TOTAL INVESTMENTS — 100.5% (Cost $117,121,848)		119,435,528[4]
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(659,985)
NET ASSETS — 100.0%		$118,775,543

See accompanying notes to financial statements.	CRM Funds
33

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) June 30, 2022

A summary of inputs used to value the Fund’s investments as of June 30, 2022 is as follows (see Note 2 in Notes to Financial Statements):

Assets	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments in Securities (Value)
Common Stock	$114,166,415	—	—	$114,166,415
Short-Term Investments	5,004,822	—	—	5,004,822
Short-Term Investments Held As Collateral For Loaned Securities	—	$264,291	—	264,291
Total	$119,171,237	$264,291	—	$119,435,528

There were no transfers into or out of Level 3 related to securities held at June 30, 2022.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate disclosed is the seven day effective yield as of June 30, 2022.
[4]	At June 30, 2022, the market value of securities on loan for CRM Small Cap Value Fund was $251,926. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.	CRM Funds
34

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS June 30, 2022

Shares		Value
COMMON STOCK — 95.9%
Consumer Discretionary — 8.1%
Home Construction — 1.4%
41,904	Skyline Champion Corporation[1]	$1,987,088
Leisure Facilities & Services — 1.2%
14,453	Marriott Vacations Worldwide Corporation	1,679,439
Retail - Discretionary — 0.7%
4,470	RH1	948,802
Wholesale - Discretionary — 4.8%
100,709	G-III Apparel Group Ltd.[1]	2,037,343
97,132	LKQ Corporation	4,768,209
		6,805,552
Total Consumer Discretionary		11,420,881
Consumer Staples — 5.8%
Beverages — 1.3%
133,283	Primo Water Corporation	1,783,327
Food — 4.5%
64,251	Lamb Weston Holdings, Inc.	4,591,376
84,914	Nomad Foods Ltd.[1]	1,697,431
		6,288,807
Total Consumer Staples		8,072,134
Energy — 6.6%
Oil & Gas Producers — 3.1%
19,380	Pioneer Natural Resources Company	4,323,291
Oil & Gas Services & Equipment — 3.0%
212,699	ChampionX Corporation	4,222,075
Renewable Energy — 0.5%
33,742	Sunrun, Inc.[1]	788,213
Total Energy		9,333,579

Shares		Value
Financials — 20.7%
Asset Management — 3.0%
22,711	LPL Financial Holdings, Inc.	$4,189,725
Banking — 9.6%
113,936	Cadence Bank	2,675,217
99,973	CVB Financial Corporation	2,480,330
127,448	First Interstate Bancsystem, Inc., Class A	4,857,044
83,453	Webster Financial Corporation	3,517,545
		13,530,136
Insurance — 8.1%
35,372	American Financial Group, Inc.	4,909,987
112,893	James River Group Holdings, Ltd.	2,797,489
52,921	W.R. Berkley Corporation	3,612,387
		11,319,863
Total Financials		29,039,724
Health Care — 6.5%
Medical Equipment & Devices — 6.5%
6,322	Bio-Rad Laboratories, Inc., Class A1	3,129,390
108,615	Envista Holdings Corporation[1]	4,186,022
18,667	QuidelOrtho Corporation[1]	1,814,059
Total Health Care		9,129,471
Industrials — 20.2%
Aerospace & Defense — 3.2%
87,601	Kaman Corporation	2,737,531
4,720	Teledyne Technologies, Inc.[1]	1,770,519
		4,508,050
Commercial Support Services — 3.7%
59,107	Clean Harbors, Inc.[1]	5,181,912

See accompanying notes to financial statements.	CRM Funds
35

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

Shares		Value
Industrials — (continued)
Electrical Equipment — 4.5%
93,037	Hayward Holdings, Inc.[1]	$1,338,802
87,769	nVent Electric PLC[2]	2,749,804
98,603	Vontier Corporation	2,266,883
		6,355,489
Industrial Intermediate Products — 3.4%
134,524	Janus International Group, Inc.[1]	1,214,752
16,155	Valmont Industries, Inc.	3,628,897
		4,843,649
Machinery — 2.6%
32,074	Regal Rexnord Corporation	3,641,040
Transportation & Logistics — 2.8%
63,577	Kirby Corporation[1]	3,868,025
Total Industrials		28,398,165
Materials — 10.5%
Chemicals — 6.3%
51,397	Ashland Global Holdings, Inc.	5,296,460
43,836	RPM International, Inc.	3,450,770
		8,747,230
Construction Materials — 4.2%
10,209	Carlisle Companies, Inc.	2,435,969
31,882	Eagle Materials, Inc.	3,505,108
		5,941,077
Total Materials		14,688,307
Real Estate — 4.4%
REIT — 4.4%
99,098	American Assets Trust, Inc.	2,943,211
210,089	Urban Edge Properties	3,195,453
Total Real Estate		6,138,664

Shares		Value
Technology — 8.9%
Software – 5.7%
35,862	Envestnet, Inc.[1]	$1,892,438
21,144	PTC, Inc.[1]	2,248,453
83,582	Tenable Holdings, Inc.[1]	3,795,459
		7,936,350
Technology Services – 3.2%
325,714	Clarivate PLC[1,2]	4,514,395
Total Technology		12,450,745
Utilities — 4.2%
Electric Utilities — 1.5%
28,797	Black Hills Corporation	2,095,558

Gas & Water Utilities — 2.7%
126,583	Nisource, Inc.	3,732,932

Total Utilities		5,828,490
TOTAL COMMON STOCKS (Cost $108,948,502)		134,500,160

SHORT-TERM INVESTMENTS — 4.8%
3,391,542	Blackrock Liquidity Funds T-Fund, Institutional Shares, 1.33%[3]	3,391,542
3,391,541	Federated Hermes Treasury Obligations Fund, Institutional Shares, 1.37%[3]	3,391,541
TOTAL SHORT-TERM INVESTMENTS (Cost $6,783,083)		6,783,083
TOTAL INVESTMENTS — 100.7% (Cost $115,731,585)		141,283,243
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.7)%		(985,447)
NET ASSETS — 100.0%		$140,297,796

See accompanying notes to financial statements.	CRM Funds
36

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) June 30, 2022

A summary of inputs used to value the Fund’s investments as of June 30, 2022 is as follows (see Note 2 in Notes to Financial Statements):

Assets	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments in Securities (Value)
Common Stock	$134,500,160	—	—	$134,500,160
Short-Term Investments	6,783,083	—	—	6,783,083
Total	$141,283,243	—	—	$141,283,243

There were no transfers into or out of Level 3 related to securities held at June 30, 2022.

[1]	Non-income producing security.
[2]	PLC – Public Limited Company
[3]	Rate disclosed is the seven day effective yield as of June 30, 2022.

See accompanying notes to financial statements.	CRM Funds
37

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS June 30, 2022

Shares		Value
COMMON STOCK — 96.5%
Consumer Discretionary — 9.5%
Apparel & Textile Products — 2.5%
300,309	Steven Madden Ltd.	$9,672,953
Leisure Facilities & Services — 1.1%
37,282	Marriott Vacations Worldwide Corporation	4,332,168
Retail - Discretionary — 1.7%
47,519	Burlington Stores, Inc.[1]	6,473,513
Wholesale - Discretionary — 4.2%
331,294	LKQ Corporation	16,263,223
Total Consumer Discretionary		36,741,857
Consumer Staples — 5.4%
Food — 5.4%
206,590	Lamb Weston Holdings, Inc.	14,762,921
293,399	Nomad Foods Ltd.[1]	5,865,046
Total Consumer Staples		20,627,967
Energy — 6.3%
Oil & Gas Producers — 3.6%
62,221	Pioneer Natural Resources Company	13,880,261
Oil & Gas Services & Equipment — 2.7%
525,701	ChampionX Corporation	10,435,165
Total Energy		24,315,426
Financials — 15.2%
Asset Management — 3.3%
69,301	LPL Financial Holdings, Inc.	12,784,648
Banking — 4.0%
237,615	Cadence Bank	5,579,200
226,986	Webster Financial Corporation	9,567,460
		15,146,660
Institutional Financial Services — 1.6%
101,740	State Street Corporation	6,272,271

Shares		Value
Financials — (continued)
Insurance — 6.3%
108,208	American Financial Group, Inc.	$15,020,353
136,376	W.R. Berkley Corporation	9,309,026
		24,329,379
Total Financials		58,532,958
Health Care — 8.3%
Medical Equipment & Devices — 8.3%
241,406	Avantor, Inc.[1]	7,507,727
15,643	Bio-Rad Laboratories, Inc., Class A1	7,743,285
308,070	Envista Holdings Corporation[1]	11,873,017
48,843	QuidelOrtho Corporation[1]	4,746,563
Total Health Care		31,870,592
Industrials — 17.8%
Aerospace & Defense — 3.7%
17,909	Teledyne Technologies, Inc.[1]	6,717,845
82,347	Woodward, Inc.	7,616,274
		14,334,119
Commercial Support Services — 1.3%
116,842	Terminix Global Holdings, Inc.[1]	4,749,627
Electrical Equipment — 6.9%
64,327	AMETEK, Inc.	7,068,894
281,848	Hayward Holdings, Inc.[1]	4,055,793
277,385	nVent Electric PLC[2]	8,690,472
292,647	Vontier Corporation	6,727,955
		26,543,114
Industrial Intermediate Products — 2.8%
48,233	Valmont Industries, Inc.	10,834,579
Industrial Support Services — 0.5%
20,544	Applied Industrial Technologies, Inc.	1,975,716

See accompanying notes to financial statements.	CRM Funds
38

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

Shares		Value
Industrials — (continued)
Machinery — 2.6%
86,869	Regal Rexnord Corporation	$9,861,369
Total Industrials		68,298,524
Materials — 12.0%
Chemicals — 9.6%
135,544	Ashland Global Holdings, Inc.	13,967,810
250,802	Corteva, Inc.	13,578,420
118,978	RPM International, Inc.	9,365,948
		36,912,178
Construction Materials — 2.4%
38,095	Carlisle Companies, Inc.	9,089,848
Total Materials		46,002,026
Real Estate — 3.5%
REIT — 3.5%
214,030	American Assets Trust, Inc.	6,356,691
209,759	Highwoods Properties, Inc.	7,171,660
Total Real Estate		13,528,351
Technology — 10.8%
Semiconductors — 2.0%
129,266	Microchip Technology, Inc.	7,507,769
Software – 3.8%
56,816	PTC, Inc.[1]	6,041,813
190,776	Tenable Holdings, Inc.[1]	8,663,138
		14,704,951
Technology Services – 5.0%
888,181	Clarivate PLC[1,2]	12,310,189
28,408	Morningstar, Inc.	6,869,907
		19,180,096
Total Technology		41,392,816

Shares		Value
Utilities — 7.7%
Electric Utilities — 2.5%
129,537	Black Hills Corporation	$9,426,407
Gas & Water Utilities — 5.2%
69,993	Atmos Energy Corporation	7,846,215
415,336	Nisource, Inc.	12,248,259
		20,094,474
Total Utilities		29,520,881
TOTAL COMMON STOCK (Cost $285,070,048)		370,831,398

SHORT-TERM INVESTMENTS — 3.8%
7,242,330	Blackrock Liquidity Funds T-Fund, Institutional Shares, 1.33%[3]	7,242,330
7,242,331	Federated Hermes Treasury Obligations Fund, Institutional Shares, 1.37%[3]	7,242,331
TOTAL SHORT-TERM INVESTMENTS (Cost $14,484,661)		14,484,661
TOTAL INVESTMENTS — 100.3% (Cost $299,554,709)		385,316,059
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(1,250,804)
NET ASSETS — 100.0%		$384,065,255

See accompanying notes to financial statements.	CRM Funds
39

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) June 30, 2022

A summary of inputs used to value the Fund’s investments as of June 30, 2022 is as follows (see Note 2 in Notes to Financial Statements):

Assets	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments in Securities (Value)
Common Stock	$370,831,398	—	—	$370,831,398
Short-Term Investments	14,484,661	—	—	14,484,661
Total	$385,316,059	—	—	$385,316,059

There were no transfers into or out of Level 3 related to securities held at June 30, 2022.

[1]	Non-income producing security.
[2]	PLC – Public Limited Company
[3]	Rate disclosed is the seven day effective yield as of June 30, 2022.

See accompanying notes to financial statements.	CRM Funds
40

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS June 30, 2022

Shares		Value
COMMON STOCK — 96.0%
Consumer Discretionary — 9.2%
Apparel & Textile Products — 1.9%
13,173	Steven Madden Ltd.	$424,302
Home Construction — 0.9%
4,500	Skyline Champion Corporation[1]	213,390
Leisure Facilities & Services — 1.2%
2,370	Marriott Vacations Worldwide Corporation	275,394
Retail - Discretionary — 1.3%
2,189	Burlington Stores, Inc.[1]	298,207
Wholesale - Discretionary — 3.9%
16,721	G-III Apparel Group Ltd.[1]	338,266
11,637	LKQ Corporation	571,261
		909,527
Total Consumer Discretionary		2,120,820
Consumer Staples — 3.5%
Food — 3.5%
11,433	Lamb Weston Holdings, Inc.	817,002
Energy — 4.7%
Oil & Gas Producers — 2.0%
20,940	Marathon Oil Corporation	470,731
Oil & Gas Services & Equipment — 2.7%
31,761	ChampionX Corporation	630,456
Total Energy		1,101,187
Financials — 18.6%
Asset Management — 3.9%
4,917	LPL Financial Holdings, Inc.	907,088
Banking — 7.4%
12,658	Hancock Whitney Corporation	561,129
10,064	Truist Financial Corporation	477,336

Shares		Value
Financials — (continued)
Banking — (continued)
15,588	Webster Financial Corporation	$657,034
		1,695,499
Institutional Financial Services — 1.6%
6,080	State Street Corporation	374,832
Insurance — 5.7%
4,420	American Financial Group, Inc.	613,540
13,803	American International Group, Inc.	705,748
		1,319,288
Total Financials		4,296,707
Health Care — 14.2%
Biotech & Pharmaceuticals — 3.0%
3,950	Johnson & Johnson	701,165
Health Care Facilities & Services — 2.6%
1,263	Humana, Inc.	591,172
Medical Equipment & Devices — 8.6%
13,555	Avantor, Inc.[1]	421,561
2,325	Danaher Corporation	589,434
16,910	Envista Holdings Corporation[1]	651,711
3,393	QuidelOrtho Corporation[1]	329,732
		1,992,438
Total Health Care		3,284,775
Industrials — 17.7%
Aerospace & Defense — 5.3%
20,372	Kaman Corporation	636,626
6,382	Woodward, Inc.	590,271
		1,226,897
Electrical Equipment — 2.0%
14,709	nVent Electric PLC[2]	460,833

See accompanying notes to financial statements.	CRM Funds
41

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

Shares		Value
Industrials — (continued)
Industrial Intermediate Products — 3.5%
11,042	Janus International Group, Inc.[1]	$99,709
3,195	Valmont Industries, Inc.	717,693
		817,402
Machinery — 2.1%
4,172	Regal Rexnord Corporation	473,605
Transportation & Logistics — 4.8%
18,357	Kirby Corporation[1]	1,116,840
Total Industrials		4,095,577
Materials — 6.2%
Chemicals — 6.2%
6,568	Ashland Global Holdings, Inc.	676,832
13,928	Corteva, Inc.	754,062
Total Materials		1,430,894
Real Estate — 1.9%
REIT — 1.9%
30,180	Xenia Hotels & Resorts, Inc.[1]	438,515
Technology — 17.7%
Semiconductors — 2.8%
5,201	Microchip Technology, Inc.	302,074
2,787	QUALCOMM, Inc.	356,011
		658,085
Software – 4.1%
4,298	PTC, Inc.[1]	457,049
10,874	Tenable Holdings, Inc.[1]	493,788
		950,837
Technology Hardware — 3.9%
9,130	Ciena Corporation[1]	417,241
29,382	DZS, Inc.[1]	478,045
		895,286

Shares		Value
Technology — (continued)
Technology Services – 6.9%
56,690	Clarivate PLC[1,2]	$785,724
1,250	MasterCard, Inc., Class A	394,350
62,494	Paya Holdings, Inc.[1]	410,586
		1,590,660
Total Technology		4,094,868
Utilities — 2.3%
Electric Utilities — 2.3%
6,977	NextEra Energy, Inc.	540,438
TOTAL COMMON STOCK (Cost $19,477,985)		22,220,783

SHORT-TERM INVESTMENTS — 4.0%
459,291	Blackrock Liquidity Funds T-Fund, Institutional Shares, 1.33%[3]	459,291
459,290	Federated Hermes Treasury Obligations Fund, Institutional Shares, 1.37%[3]	459,290
TOTAL SHORT-TERM INVESTMENTS (Cost $918,581)		918,581
TOTAL INVESTMENTS — 100.0% (Cost $20,396,566)		23,139,364
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%[4]		(7,873)
NET ASSETS — 100.0%		$23,131,491

See accompanying notes to financial statements.	CRM Funds
42

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) June 30, 2022

A summary of inputs used to value the Fund’s investments as of June 30, 2022 is as follows (see Note 2 in Notes to Financial Statements):

Assets	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments in Securities (Value)
Common Stock	$22,220,783	—	—	$22,220,783
Short-Term Investments	918,581	—	—	918,581
Total	$23,139,364	—	—	$23,139,364

There were no transfers into or out of Level 3 related to securities held at June 30, 2022.

[1]	Non-income producing security.
[2]	PLC - Public Limited Company.
[3]	Rate disclosed is the seven day effective yield as of June 30, 2022.
[4]	Amount represents less than 0.05%.

See accompanying notes to financial statements.	CRM Funds
43

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS June 30, 2022

Shares		Value
COMMON STOCK — 81.9%
Communications — 3.8%
Entertainment Content — 1.2%
24,281	Walt Disney Company (The)[1]	$2,292,126
Internet Media & Services — 2.6%
2,706	Booking Holdings, Inc.[1]	4,732,767
Total Communications		7,024,893
Consumer Discretionary — 14.7%
Apparel & Textile Products — 2.2%
125,517	Steven Madden Ltd.	4,042,903
Automotive — 0.4%
41,448	Lucid Group, Inc.[1]	711,248
Home Construction — 2.7%
107,721	Skyline Champion Corporation[1]	5,108,130
Leisure Facilities & Services — 3.2%
89,366	BJ’s Restaurants, Inc.[1]	1,937,455
34,078	Marriott Vacations Worldwide Corporation	3,959,863
		5,897,318
Retail - Discretionary — 0.7%
5,756	RH1	1,221,769
Wholesale - Discretionary — 5.5%
205,230	G-III Apparel Group Ltd.[1]	4,151,803
124,054	LKQ Corporation	6,089,810
		10,241,613
Total Consumer Discretionary		27,222,981
Consumer Staples — 5.5%
Beverages — 2.7%
2,273,300	Becle SAB de CV	4,905,582
Food — 2.8%
73,244	Lamb Weston Holdings, Inc.	5,234,016
Total Consumer Staples		10,139,598

Shares		Value
Energy — 2.6%
Oil & Gas Producers — 0.7%
61,903	Marathon Oil Corporation	$1,391,579
Renewable Energy — 1.9%
148,336	Sunrun, Inc.[1]	3,465,129
Total Energy		4,856,708
Financials — 4.8%
Banking — 2.8%
47,494	Hancock Whitney Corporation	2,105,409
73,665	Webster Financial Corporation	3,104,980
		5,210,389
Insurance — 2.0%
32,317	Progressive Corporation (The)[1]	3,757,497
Total Financials		8,967,886
Health Care — 9.2%
Health Care Facilities & Services — 2.1%
8,474	Humana, Inc.	3,966,426
Medical Equipment & Devices — 7.1%
124,147	Avantor, Inc.[1]	3,860,972
16,898	Danaher Corporation	4,283,981
128,241	Envista Holdings Corporation[1]	4,942,407
		13,087,360
Total Health Care		17,053,786
Industrials — 19.1%
Aerospace & Defense — 1.9%
109,943	Kaman Corporation	3,435,719
Commercial Support Services — 3.6%
75,214	Clean Harbors, Inc.[1]	6,594,011
Electrical Equipment — 3.6%
167,216	Hayward Holdings, Inc.[1]	2,406,238
188,846	Vontier Corporation	4,341,570
		6,747,808

See accompanying notes to financial statements.	CRM Funds
44

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

Shares		Value
Industrials — (continued)
Engineering & Construction — 1.7%
69,774	Arcosa, Inc.	$3,239,607
Industrial Intermediate Products — 2.4%
100,999	Janus International Group, Inc.[1]	912,021
15,411	Valmont Industries, Inc.	3,461,773
		4,373,794
Transportation & Logistics — 5.9%
77,282	Canadian Pacific Railway Ltd.	5,397,375
92,348	Kirby Corporation[1]	5,618,452
		11,015,827
Total Industrials		35,406,766
Technology — 17.5%
Semiconductors — 2.0%
29,087	QUALCOMM, Inc.	3,715,573
Software — 11.8%
175,562	Jamf Holding Corporation[1]	4,348,671
20,816	Microsoft Corporation	5,346,173
41,439	PTC, Inc.[1]	4,406,623
171,181	Tenable Holdings, Inc.[1]	7,773,329
		21,874,796
Technology Services — 3.7%
132,431	Clarivate PLC[1,2]	1,835,494
15,648	MasterCard, Inc., Class A	4,936,631
		6,772,125
Total Technology		32,362,494
Utilities — 4.7%
Electric Utilities — 4.7%
113,323	NextEra Energy, Inc.	8,778,000
TOTAL COMMON STOCK (Cost $149,971,861)		151,813,112

Shares		Value
SHORT-TERM INVESTMENTS — 10.7%
9,967,419	Blackrock Liquidity Funds T-Fund, Institutional Shares, 1.33%[3]	$9,967,419
9,967,418	Federated Hermes Treasury Obligations Fund, Institutional Shares, 1.37%[3]	9,967,418
TOTAL SHORT-TERM INVESTMENTS (Cost $19,934,837)		19,934,837
TOTAL INVESTMENTS IN SECURITIES — 92.6% (Cost $169,906,698)		171,747,949

COMMON STOCK SOLD SHORT — (42.3)%
Communications — (2.9)%
Advertising & Marketing — (1.3)%
(37,645)	Omnicom Group, Inc.	(2,394,598)
Publishing & Broadcasting — (0.5)%
(98,130)	Pearson PLC[2]	(895,642)
Telecommunications — (1.1)%
(101,644)	AT&T, Inc.	(2,130,458)
Total Communications		(5,420,698)
Consumer Discretionary — (11.7)%
Apparel & Textile Products — (0.8)%
(44,965)	Kontoor Brands, Inc.	(1,500,482)
Automotive — (0.7)%
(233,888)	Canoo, Inc.	(432,693)
(333,149)	Lordstown Motors Corporation	(526,375)
(122,621)	Sono Group NV	(360,506)
		(1,319,574)
Consumer Services — (4.5)%
(72,230)	Adtalem Global Education, Inc.	(2,598,113)
(230,272)	Perdoceo Education Corporation	(2,712,604)

See accompanying notes to financial statements.	CRM Funds
45

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

Shares		Value
Consumer Discretionary — (continued)
Consumer Services — (continued)
(43,450)	Strategic Education, Inc.	$(3,066,702)
		(8,377,419)
E-Commerce Discretionary — (0.3)%
(76,162)	CarParts.com, Inc.	(528,564)
Home & Office Products — (0.7)%
(8,298)	Whirlpool Corporation	(1,285,111)
Leisure Facilities & Services — (0.9)%
(129,125)	Life Time Group Holdings, Inc.	(1,663,130)
Retail - Discretionary — (3.8)%
(19,572)	Bath & Body Works, Inc.	(526,878)
(21,937)	Children’s Place, Inc. (The)	(853,788)
(55,350)	EVgo, Inc.	(332,654)
(4,862)	Lululemon Athletica, Inc.	(1,325,430)
(38,632)	Pandora A/S	(2,430,199)
(13,952)	Williams-Sonoma, Inc.	(1,547,974)
		(7,016,923)
Total Consumer Discretionary		(21,691,203)
Consumer Staples — (3.4)%
Food — (1.9)%
(47,751)	B&G Foods, Inc.	(1,135,519)
(32,689)	Kellogg Company	(2,332,033)
		(3,467,552)
Retail - Consumer Staples — (1.5)%
(30,424)	Kroger Company (The)	(1,439,968)
(35,603)	Walgreens Boots Alliance, Inc.	(1,349,354)
		(2,789,322)
Total Consumer Staples		(6,256,874)

Shares		Value
Energy — (0.5)%
Renewable Energy — (0.5)%
(52,401)	Plug Power, Inc.	$(868,284)
Financials — (4.1)%
Asset Management — (0.7)%
(13,662)	Blackstone Group LP (The)	(1,246,384)
Insurance — (0.7)%
(109,781)	Hagerty, Inc.	(1,261,384)
Specialty Finance — (2.7)%
(18,628)	Capital One Financial Corporation	(1,940,851)
(18,746)	Discover Financial Services	(1,772,997)
(187,249)	Rocket Companies, Inc.	(1,378,152)
		(5,092,000)
Total Financials		(7,599,768)
Health Care — (5.1)%
Health Care Facilities & Services — (3.7)%
(49,594)	Agilon Health, Inc.	(1,082,637)
(20,590)	Catalent, Inc.	(2,209,101)
(33,454)	Fulgent Genetics, Inc.	(1,824,247)
(405,454)	Ginkgo Bioworks Holdings, Inc.	(964,981)
(200,391)	Oscar Health, Inc.	(851,662)
		(6,932,628)
Medical Equipment & Devices — (1.4)%
(103,716)	Neogen Corporation	(2,498,518)
Total Health Care		(9,431,146)
Industrials — (7.1)%
Electrical Equipment — (3.3)%
(14,242)	Acuity Brands, Inc.	(2,193,838)
(53,332)	Blink Charging Company	(881,578)
(74,170)	Bloom Energy Corporation, Class A	(1,223,805)
(54,380)	Signify NV	(1,802,032)
		(6,101,253)

See accompanying notes to financial statements.	CRM Funds
46

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

Shares		Value
Industrials — (continued)
Engineering & Construction — (0.5)%
(39,597)	Frontdoor, Inc.	$(953,496)
Industrial Support Services — (1.9)%
(84,934)	Resideo Technologies, Inc.	(1,649,418)
(7,638)	Watsco, Inc.	(1,824,107)
		(3,473,525)
Transportation Equipment — (1.4)%
(32,228)	Wabtec Corporation	(2,645,274)
Total Industrials		(13,173,548)
Real Estate — (1.2)%
Real Estate Services — (0.7)%
(122,954)	Anywhere Real Estate, Inc.	(1,208,638)
REIT - (0.5)%
(22,638)	CubeSmart	(967,095)
Total Real Estate		(2,175,733)
Technology — (4.7)%
Semiconductors — (0.4)%
(18,352)	Kulicke & Soffa Industries, Inc.	(785,649)

Shares		Value
Technology — (continued)
Software - (3.6)%
(11,765)	Guidewire Software, Inc.	$(835,197)
(50,405)	Materialise NV – ADR[4]	(686,516)
(40,740)	Qualys, Inc.	(5,138,944)
		(6,660,657)
Technology Hardware — (0.7)%
(45,580)	3D Systems Corporation	(442,126)
(3,370)	Ubiquiti Networks, Inc.	(836,468)
		(1,278,594)
Total Technology		(8,724,900)
Utilities — (1.6)%
Electric Utilities — (1.6)%
(66,147)	Avangrid, Inc.	(3,050,700)
TOTAL COMMON STOCK SOLD SHORT - (Proceeds — $92,205,458)		(78,392,854)
OTHER ASSETS IN EXCESS OF LIABILITIES — 49.7%		92,108,140
NET ASSETS — 100.0%		$185,463,235

A summary of inputs used to value the Fund’s investments as of June 30, 2022 is as follows (see Note 2 in Notes to Financial Statements):

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stock	$151,813,112	—	—	$151,813,112
Short-Term Investments	19,934,837	—	—	19,934,837
Total Assets – Investments in Securities	$171,747,949	—	—	$171,747,949

Other Financial Instruments:*
Total Return Swap Agreements – Equity Contracts	—	$693,505	—	$693,505
Total Assets – Other Financial Instruments	—	$693,505	—	$693,505

See accompanying notes to financial statements.	CRM Funds
47

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

	Level 1	Level 2	Level 3	Total

Liabilities:
Investments in Securities:
Common Stock Sold Short	$(78,392,854)	—	—	$(78,392,854)
Total Liabilities – Investments in Securities	$(78,392,854)	—	—	$(78,392,854)

Other Financial Instruments:*
Total Return Swap Agreements – Equity Contracts	—	$(1,650,297)	—	$(1,650,297)
Total Liabilities – Other Financial Instruments	—	$(1,650,297)	—	$(1,650,297)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as total return swap agreements, which are recorded at fair value.

There were no transfers into or out of Level 3 related to securities held at June 30, 2022.

[1]	Non-income producing security.
[2]	PLC - Public Limited Company.
[3]	Rate disclosed is the seven day effective yield as of June 30, 2022.
[4]	ADR - American Depositary Receipt.

See accompanying notes to financial statements.	CRM Funds
48

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

OTC Total return swap agreements outstanding at June 30, 2022:

Counterparty	Financing Rate(1)	Termination Date	Long (Short) Notional Amount(2)
Morgan Stanley	2.23% (Fed Funds Rate + 0.65%)	03/23/2023	$4,023,061
Morgan Stanley	2.23% (Fed Funds Rate + 0.65%)	03/23/2023	2,067,856
Morgan Stanley	2.23% (Fed Funds Rate + 0.65%)	03/23/2023	3,947,702
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,255,447)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,336,260)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,288,500)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,239,934)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,283,771)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,233,780)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,207,447)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,195,133)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,195,245)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,189,447)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,108,275)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,156,451)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,171,252)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,120,778)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,185,896)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,225,260)
Morgan Stanley	1.58% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,213,278)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,228,439)
Morgan Stanley	1.13% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,207,176)
Morgan Stanley	1.58% (Fed Funds Rate minus 0.45%)	08/1/2022	(1,180,469)

See accompanying notes to financial statements.	CRM Funds
49

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

OTC Total return swap agreements outstanding at June 30, 2022 (continued):

Reference Entity	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
American International Group	$(389,039)	$—	$(389,039)
ChampionX Corporation	(264,149)	—	(264,149)
Eagle Materials, Inc.	(822,800)	—	(822,800)
Morgan Stanley Custom Swap (MSCMS557) Index(3)	59,122	—	59,122
Morgan Stanley Custom Swap (MSCMS558) Index(3)	168,349	—	168,349
Morgan Stanley Custom Swap (MSCMS559) Index(3)	97,946	—	97,946
Morgan Stanley Custom Swap (MSCMS560) Index(3)	34,922	—	34,922
Morgan Stanley Custom Swap (MSCMS561) Index(3)	112,321	—	112,321
Morgan Stanley Custom Swap (MSCMS562) Index(3)	31,191	—	31,191
Morgan Stanley Custom Swap (MSCMS563) Index(3)	47,535	—	47,535
Morgan Stanley Custom Swap (MSCMS564) Index(3)	(2,989)	—	(2,989)
Morgan Stanley Custom Swap (MSCMS565) Index(3)	2,425	—	2,425
Morgan Stanley Custom Swap (MSCMS566) Index(3)	(13,047)	—	(13,047)
Morgan Stanley Custom Swap (MSCMS567) Index(3)	(71,491)	—	(71,491)
Morgan Stanley Custom Swap (MSCMS568) Index(3)	(39,094)	—	(39,094)
Morgan Stanley Custom Swap (MSCMS569) Index(3)	(16,754)	—	(16,754)
Morgan Stanley Custom Swap (MSCMS570) Index(3)	(15,382)	—	(15,382)
Morgan Stanley Custom Swap (MSCMS571) Index(3)	(6,350)	—	(6,350)
Morgan Stanley Custom Swap (MSCMS572) Index(3)	28,025	—	28,025
Morgan Stanley Custom Swap (MSCMS573) Index(3)	27,404	—	27,404
Morgan Stanley Custom Swap (MSCMS574) Index(3)	80,667	—	80,667
Morgan Stanley Custom Swap (MSCMS575) Index(3)	3,598	—	3,598
Morgan Stanley Custom Swap (MSCMS576) Index(3)	(9,202)	—	(9,202)
Total Unrealized Appreciation			$693,505
Total Unrealized (Depreciation)			$(1,650,297)
Total	$(956,792)	$—	$(956,792)

(1)	Paid monthly.
(2)	Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed -upon floating rate financing rate.
(3)	See the tables below for the swap constituents.

See accompanying notes to financial statements.	CRM Funds
50

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS557) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Dollar General Corporation	147	$36,037	3.01%
General Mills, Inc.	465	35,070	2.93%
Costco Wholesale Corporation	70	33,695	2.82%
Church & Dwight Company, Inc.	364	33,688	2.82%
Duke Realty Corporation	610	33,538	2.80%
Kellogg Company	466	33,218	2.78%
Hershey Company (The)	153	32,966	2.75%
Tractor Supply Company	169	32,666	2.73%
United Parcel Service - Class B	178	32,540	2.72%
Realty Income Corporation	472	32,213	2.69%
PepsiCo, Inc.	193	32,161	2.69%
McDonald’s Corporation	129	31,819	2.66%
Hormel Foods Corporation	665	31,516	2.63%
Restaurant Brands International, Inc.	620	31,075	2.60%
Agilent Technologies, Inc.	261	31,001	2.59%
Moody’s Corporation	114	30,944	2.59%
Amgen, Inc.	127	30,845	2.58%
CVS Health Corporation	333	30,837	2.58%
Automatic Data Processing, Inc.	146	30,769	2.57%
Cintas Corporation	82	30,708	2.57%
Constellation Brands, Inc.	132	30,665	2.56%
Ulta Beauty, Inc.	79	30,406	2.54%
Allstate Corporation (The)	239	30,227	2.53%
Cummins, Inc.	155	29,915	2.50%
Steris Corporation	145	29,907	2.50%
PACCAR, Inc.	363	29,878	2.50%
Fastenal Company	596	29,750	2.49%
CDW Corporation	188	29,567	2.47%
W. W. Grainger, Inc.	65	29,531	2.47%
Rockwell Automation, Inc.	148	29,508	2.47%
McCormick & Company, Inc.	354	29,483	2.46%
Eaton Corporation PLC	233	29,392	2.46%
International Flavors & Fragrances, Inc.	243	28,958	2.42%
Emerson Electric Company	363	28,853	2.41%
3M Company (The)	219	28,396	2.37%
Walgreens Boots Alliance, Inc.	743	28,147	2.35%
Caterpillar, Inc.	148	26,397	2.21%
Blackstone, Inc.	277	25,248	2.11%

See accompanying notes to financial statements.	CRM Funds
51

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

Reference Entity	Shares	Market Value	% of Total Index Value
Altria Group, Inc.	594	$24,815	2.07%
		$1,196,349	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS558) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Motorola Solutions, Inc.	1,517	$318,057	27.23%
Mettler-Toledo International, Inc.	256	294,550	25.22%
Albemarle Corporation	1,353	282,816	24.22%
Ford Motor Company	24,483	272,501	23.33%
		$1,167,924	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS559) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Dollar General Corporation	157	$38,512	3.23%
Duke Realty Corporation	669	36,734	3.09%
Realty Income Corporation	529	36,087	3.03%
Costco Wholesale Corporation	75	35,838	3.01%
AT&T, Inc.	1,704	35,713	3.00%
Tractor Supply Company	183	35,503	2.98%
McDonald’s Corporation	143	35,399	2.97%
United Parcel Service - Class B	192	35,045	2.94%
Amgen, Inc.	143	34,873	2.93%
CVS Health Corporation	375	34,771	2.92%
Restaurant Brands International, Inc.	684	34,298	2.88%
Allstate Corporation (The)	270	34,197	2.87%
Moody’s Corporation	125	33,950	2.85%
Ulta Beauty, Inc.	88	33,944	2.85%
Automatic Data Processing, Inc.	161	33,894	2.85%
Cintas Corporation	90	33,583	2.82%
Steris Corporation	162	33,298	2.80%
PACCAR, Inc.	403	33,211	2.79%
Agilent Technologies, Inc.	277	32,917	2.76%
Cognizant Technology Solutions Corporation	484	32,673	2.74%

See accompanying notes to financial statements.	CRM Funds
52

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

Reference Entity	Shares	Market Value	% of Total Index Value
Cummins, Inc.	169	$32,660	2.74%
Fastenal Company	654	32,654	2.74%
W. W. Grainger, Inc.	72	32,608	2.74%
Rockwell Automation, Inc.	163	32,518	2.73%
Home Depot, Inc. (The)	117	32,015	2.69%
Eaton Corporation PLC	254	31,968	2.69%
CDW Corporation	203	31,954	2.68%
3M Company (The)	244	31,571	2.65%
Mettler-Toledo International, Inc.	27	31,495	2.65%
Emerson Electric Company	394	31,375	2.64%
Walgreens Boots Alliance, Inc.	825	31,286	2.63%
General Motors Company	947	30,072	2.53%
Sherwin-Williams Company (The)	132	29,655	2.49%
LyondellBasell Industries N.V. - Class A	332	28,999	2.44%
Caterpillar, Inc.	160	28,559	2.40%
Blackstone, Inc.	293	26,772	2.25%
		$1,190,601	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS560) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
General Mills, Inc.	1,400	$105,663	8.77%
Kellogg Company	1,407	100,374	8.33%
Hormel Foods Corporation	2,112	100,025	8.30%
Hershey Company (The)	456	98,016	8.13%
PepsiCo, Inc.	582	96,959	8.05%
Sysco Corporation	1,137	96,296	7.99%
Constellation Brands, Inc.	392	91,290	7.58%
Motorola Solutions, Inc.	435	91,236	7.57%
Philip Morris International, Inc.	905	89,399	7.42%
McCormick & Company, Inc.	1,073	89,353	7.41%
International Flavors & Fragrances, Inc.	726	86,524	7.18%
Mettler-Toledo International, Inc.	74	84,837	7.04%
Altria Group, Inc.	1,797	75,066	6.23%
		$1,205,038	100.00%

See accompanying notes to financial statements.	CRM Funds
53

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS561) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Sysco Corporation	1,698	$143,821	12.28%
Constellation Brands, Inc.	587	136,766	11.67%
Estee Lauder Companies, Inc. (The)	533	135,633	11.58%
Philip Morris International, Inc.	1,360	134,249	11.46%
McCormick & Company, Inc.	1,612	134,184	11.45%
Ecolab, Inc.	846	130,152	11.11%
International Flavors & Fragrances, Inc.	1,074	127,957	10.92%
HCA Healthcare, Inc.	696	117,023	9.99%
Altria Group, Inc.	2,675	111,753	9.54%
		$1,171,538	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS562) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
General Mills, Inc.	1,794	$135,350	11.26%
Hormel Foods Corporation	2,710	128,342	10.67%
Hershey Company (The)	587	126,306	10.50%
Sysco Corporation	1,451	122,947	10.22%
Motorola Solutions, Inc.	567	118,914	9.89%
Philip Morris International, Inc.	1,194	117,870	9.80%
Constellation Brands, Inc.	504	117,361	9.76%
McCormick & Company, Inc.	1,382	115,020	9.57%
International Flavors & Fragrances, Inc.	930	110,768	9.21%
Mettler-Toledo International, Inc.	95	109,701	9.12%
		$1,202,579	100.00%

See accompanying notes to financial statements.	CRM Funds
54

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS563) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Duke Realty Corporation	3,389	$186,244	16.06%
Realty Income Corporation	2,648	180,743	15.58%
Estee Lauder Companies, Inc. (The)	678	172,706	14.89%
Ecolab, Inc.	1,066	163,833	14.12%
Align Technology, Inc.	668	158,201	13.64%
Albemarle Corporation	726	151,691	13.08%
HCA Healthcare, Inc.	872	146,549	12.63%
		$1,159,967	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS564) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
General Mills, Inc.	415	$31,293	2.61%
Church & Dwight Company, Inc.	330	30,592	2.55%
United Parcel Service - Class B	164	29,916	2.50%
Dollar General Corporation	122	29,829	2.49%
McDonald’s Corporation	119	29,495	2.46%
Realty Income Corporation	430	29,349	2.45%
Costco Wholesale Corporation	61	29,338	2.45%
Hormel Foods Corporation	619	29,301	2.44%
PepsiCo, Inc.	175	29,083	2.43%
Kellogg Company	408	29,078	2.43%
Allstate Corporation (The)	228	28,848	2.41%
Amgen, Inc.	118	28,749	2.40%
AT&T, Inc.	1,371	28,731	2.40%
Starbucks Corporation	375	28,630	2.39%
Hershey Company (The)	133	28,601	2.39%
Waters Corporation	86	28,470	2.38%
Motorola Solutions, Inc.	136	28,408	2.37%
Restaurant Brands International, Inc.	565	28,355	2.37%
Cintas Corporation	76	28,267	2.36%
Moody’s Corporation	104	28,230	2.36%
CVS Health Corporation	304	28,205	2.35%
Tractor Supply Company	145	28,150	2.35%

See accompanying notes to financial statements.	CRM Funds
55

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

Reference Entity	Shares	Market Value	% of Total Index Value
Automatic Data Processing, Inc.	134	$28,149	2.35%
Agilent Technologies, Inc.	235	27,937	2.33%
PACCAR, Inc.	333	27,441	2.29%
Cognizant Technology Solutions Corporation	406	27,379	2.28%
Fastenal Company	546	27,236	2.27%
Rockwell Automation, Inc.	136	27,079	2.26%
International Flavors & Fragrances, Inc.	227	27,048	2.26%
McCormick & Company, Inc.	322	26,836	2.24%
Ulta Beauty, Inc.	70	26,813	2.24%
Target Corporation	189	26,761	2.23%
Cummins, Inc.	138	26,708	2.23%
CDW Corporation	169	26,703	2.23%
3M Company (The)	206	26,663	2.22%
Lululemon Athletica, Inc.	97	26,514	2.21%
Steris Corporation	128	26,468	2.21%
W. W. Grainger, Inc.	58	26,369	2.20%
Eaton Corporation PLC	207	26,076	2.18%
Emerson Electric Company	326	25,911	2.16%
Walgreens Boots Alliance, Inc.	683	25,875	2.16%
Sherwin-Williams Company (The)	115	25,666	2.14%
Caterpillar, Inc.	132	23,560	1.97%
		$1,198,110	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS565) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Pfizer, Inc.	691	$36,250	3.04%
Realty Income Corporation	524	35,771	3.00%
Dollar General Corporation	143	35,206	2.95%
Costco Wholesale Corporation	73	35,105	2.94%
United Parcel Service - Class B	192	35,008	2.93%
Starbucks Corporation	458	34,970	2.93%
Cintas Corporation	93	34,576	2.90%
Apple, Inc.	251	34,341	2.88%
Restaurant Brands International, Inc.	684	34,316	2.88%
McDonald’s Corporation	139	34,293	2.87%
Motorola Solutions, Inc.	163	34,268	2.87%
Allstate Corporation (The)	269	34,102	2.86%
Amgen, Inc.	140	34,039	2.85%

See accompanying notes to financial statements.	CRM Funds
56

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

Reference Entity	Shares	Market Value	% of Total Index Value
Automatic Data Processing, Inc.	162	$33,979	2.85%
Moody’s Corporation	125	33,951	2.85%
Agilent Technologies, Inc.	285	33,834	2.84%
CVS Health Corporation	364	33,770	2.83%
Tractor Supply Company	172	33,439	2.80%
Fastenal Company	661	33,019	2.77%
Cognizant Technology Solutions Corporation	488	32,930	2.76%
PACCAR, Inc.	399	32,870	2.76%
Rockwell Automation, Inc.	164	32,752	2.75%
Cummins, Inc.	169	32,674	2.74%
Ulta Beauty, Inc.	85	32,593	2.73%
Mettler-Toledo International, Inc.	28	32,448	2.72%
CDW Corporation	206	32,441	2.72%
Steris Corporation	157	32,328	2.71%
Canadian Imperial Bank of Commerce	651	31,602	2.65%
W. W. Grainger, Inc.	69	31,479	2.64%
3M Company (The)	243	31,434	2.64%
Eaton Corporation PLC	249	31,415	2.63%
Walgreens Boots Alliance, Inc.	822	31,168	2.61%
Blackstone, Inc.	340	30,989	2.60%
Emerson Electric Company	388	30,895	2.59%
HCA Healthcare, Inc.	178	29,967	2.51%
Caterpillar, Inc.	160	28,623	2.40%
		$1,192,845	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS566) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
General Mills, Inc.	494	$37,264	3.10%
Realty Income Corporation	523	35,679	2.97%
AT&T, Inc.	1,687	35,367	2.94%
PepsiCo, Inc.	210	35,035	2.91%
Dollar General Corporation	143	35,020	2.91%
Prologis, Inc.	297	34,893	2.90%
Cintas Corporation	93	34,783	2.89%
Moody’s Corporation	127	34,639	2.88%
Costco Wholesale Corporation	72	34,586	2.88%
United Parcel Service - Class B	188	34,399	2.86%
Restaurant Brands International, Inc.	686	34,397	2.86%

See accompanying notes to financial statements.	CRM Funds
57

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

Reference Entity	Shares	Market Value	% of Total Index Value
Kellogg Company	480	$34,260	2.85%
Allstate Corporation (The)	269	34,095	2.84%
McDonald’s Corporation	137	33,936	2.82%
Amgen, Inc.	139	33,878	2.82%
Motorola Solutions, Inc.	161	33,835	2.81%
Apple, Inc.	247	33,798	2.81%
Automatic Data Processing, Inc.	161	33,770	2.81%
Agilent Technologies, Inc.	283	33,600	2.79%
CVS Health Corporation	362	33,551	2.79%
Fastenal Company	668	33,347	2.77%
Steris Corporation	161	33,219	2.76%
Tractor Supply Company	171	33,106	2.75%
Rockwell Automation, Inc.	164	32,638	2.72%
Cognizant Technology Solutions Corporation	484	32,636	2.71%
Mettler-Toledo International, Inc.	28	32,568	2.71%
Cummins, Inc.	167	32,305	2.69%
Ulta Beauty, Inc.	84	32,218	2.68%
PACCAR, Inc.	390	32,110	2.67%
CDW Corporation	202	31,822	2.65%
Canadian Imperial Bank of Commerce	654	31,753	2.64%
W. W. Grainger, Inc.	70	31,739	2.64%
Eaton Corporation PLC	251	31,680	2.64%
3M Company (The)	243	31,402	2.61%
Emerson Electric Company	387	30,820	2.56%
Caterpillar, Inc.	159	28,385	2.36%
		$1,202,533	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS567) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Realty Income Corporation	5,874	$400,992	33.99%
Duke Realty Corporation	7,091	389,673	33.03%
Prologis, Inc.	3,308	389,134	32.98%
		$1,179,799	100.00%

See accompanying notes to financial statements.	CRM Funds
58

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS568) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
AT&T, Inc.	2,261	$47,393	3.96%
Moody’s Corporation	169	45,968	3.85%
Cintas Corporation	123	45,898	3.84%
Motorola Solutions, Inc.	218	45,612	3.82%
Realty Income Corporation	667	45,560	3.81%
Allstate Corporation (The)	359	45,453	3.80%
United Parcel Service - Class B	249	45,447	3.80%
Amgen, Inc.	186	45,210	3.78%
Kellogg Company	634	45,195	3.78%
Duke Realty Corporation	822	45,172	3.78%
Prologis, Inc.	383	45,118	3.77%
Apple, Inc.	330	45,066	3.77%
Automatic Data Processing, Inc.	214	45,036	3.77%
Agilent Technologies, Inc.	373	44,291	3.71%
CVS Health Corporation	477	44,211	3.70%
Mettler-Toledo International, Inc.	38	44,030	3.68%
Cognizant Technology Solutions Corporation	652	43,978	3.68%
Fastenal Company	880	43,917	3.67%
Cummins, Inc.	227	43,863	3.67%
CDW Corporation	275	43,316	3.62%
PACCAR, Inc.	526	43,275	3.62%
Rockwell Automation, Inc.	217	43,152	3.61%
Eaton Corporation PLC	340	42,830	3.58%
W. W. Grainger, Inc.	94	42,752	3.58%
3M Company (The)	327	42,369	3.54%
Emerson Electric Company	529	42,098	3.52%
Caterpillar, Inc.	220	39,342	3.29%
		$1,195,552	100.00%

See accompanying notes to financial statements.	CRM Funds
59

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS569) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
AT&T, Inc.	2,382	$49,923	4.20%
Cintas Corporation	133	49,639	4.18%
United Parcel Service - Class B	270	49,255	4.15%
Prologis, Inc.	418	49,209	4.14%
Moody’s Corporation	180	49,065	4.13%
Agilent Technologies, Inc.	410	48,642	4.09%
Realty Income Corporation	712	48,572	4.09%
Allstate Corporation (The)	383	48,522	4.08%
Automatic Data Processing, Inc.	230	48,410	4.07%
Mettler-Toledo International, Inc.	42	48,303	4.07%
Apple, Inc.	351	47,971	4.04%
Amgen, Inc.	197	47,847	4.03%
Motorola Solutions, Inc.	228	47,698	4.01%
Fastenal Company	952	47,531	4.00%
W. W. Grainger, Inc.	104	47,449	3.99%
Cognizant Technology Solutions Corporation	694	46,847	3.94%
Emerson Electric Company	587	46,682	3.93%
Cummins, Inc.	241	46,637	3.93%
CDW Corporation	296	46,562	3.92%
PACCAR, Inc.	563	46,397	3.91%
Eaton Corporation PLC	368	46,333	3.90%
3M Company (The)	356	46,007	3.87%
General Motors Company	1,448	45,986	3.87%
Ford Motor Company	4,110	45,749	3.85%
Caterpillar, Inc.	240	42,834	3.61%
		$1,188,070	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS570) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Prologis, Inc.	3,381	$397,716	35.00%
General Motors Company	11,637	369,593	32.53%
Ford Motor Company	33,144	368,896	32.47%
		$1,136,205	100.00%

See accompanying notes to financial statements.	CRM Funds
60

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS571) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Restaurant Brands International, Inc.	795	$39,862	3.34%
Agilent Technologies, Inc.	335	39,794	3.34%
Mettler-Toledo International, Inc.	35	39,757	3.33%
Costco Wholesale Corporation	83	39,731	3.33%
Cintas Corporation	106	39,648	3.33%
Allstate Corporation (The)	312	39,585	3.32%
United Parcel Service - Class B	216	39,512	3.31%
Moody’s Corporation	145	39,404	3.31%
Dollar General Corporation	159	38,909	3.26%
Rockwell Automation, Inc.	195	38,840	3.26%
McDonald’s Corporation	157	38,728	3.25%
CVS Health Corporation	418	38,701	3.25%
Emerson Electric Company	486	38,649	3.24%
Amgen, Inc.	159	38,631	3.24%
Automatic Data Processing, Inc.	184	38,614	3.24%
W. W. Grainger, Inc.	85	38,542	3.23%
Apple, Inc.	282	38,515	3.23%
Tractor Supply Company	199	38,494	3.23%
Discover Financial Services	406	38,356	3.22%
Fastenal Company	765	38,190	3.20%
Cognizant Technology Solutions Corporation	565	38,135	3.20%
Motorola Solutions, Inc.	182	38,091	3.20%
Cummins, Inc.	197	38,062	3.19%
Eaton Corporation PLC	302	38,060	3.19%
3M Company (The)	292	37,840	3.17%
CDW Corporation	239	37,635	3.16%
PACCAR, Inc.	456	37,568	3.15%
Canadian Imperial Bank of Commerce	768	37,284	3.13%
Ulta Beauty, Inc.	96	37,095	3.11%
Caterpillar, Inc.	203	36,288	3.04%
Walgreens Boots Alliance, Inc.	943	35,725	3.00%
		$1,192,245	100.00%

See accompanying notes to financial statements.	CRM Funds
61

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS572) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Canadian Imperial Bank of Commerce	2,304	$111,836	9.34%
Dollar General Corporation	454	111,376	9.30%
Discover Financial Services	1,175	111,109	9.28%
Realty Income Corporation	1,626	110,984	9.27%
CVS Health Corporation	1,197	110,893	9.26%
Capital One Financial Corporation	1,061	110,524	9.23%
Prologis, Inc.	935	109,994	9.19%
Ford Motor Company	9,563	106,433	8.89%
General Motors Company	3,351	106,424	8.89%
Lululemon Athletica, Inc.	386	105,249	8.79%
Walgreens Boots Alliance, Inc.	2,703	102,462	8.56%
		$1,197,284	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS573) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Restaurant Brands International, Inc.	1,521	$76,265	6.43%
Waters Corporation	230	76,209	6.43%
Mettler-Toledo International, Inc.	66	75,780	6.39%
Allstate Corporation (The)	595	75,400	6.36%
McDonald’s Corporation	305	75,345	6.35%
Amgen, Inc.	308	75,018	6.33%
Costco Wholesale Corporation	156	74,861	6.31%
CVS Health Corporation	800	74,167	6.25%
Moody’s Corporation	273	74,149	6.25%
Agilent Technologies, Inc.	624	74,084	6.25%
Apple, Inc.	534	73,018	6.16%
Motorola Solutions, Inc.	348	72,965	6.15%
Cognizant Technology Solutions Corporation	1,077	72,673	6.13%
Tractor Supply Company	373	72,257	6.09%
Discover Financial Services	763	72,155	6.08%
Capital One Financial Corporation	687	71,602	6.04%
		$1,185,948	100.00%

See accompanying notes to financial statements.	CRM Funds
62

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2022

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS574) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Duke Realty Corporation	5,408	$297,153	25.89%
Discover Financial Services	3,080	291,277	25.38%
Ford Motor Company	25,228	280,792	24.46%
General Motors Company	8,771	278,576	24.27%
		$1,147,798	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS575) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Restaurant Brands International, Inc.	1,292	$64,779	5.38%
AT&T, Inc.	3,075	64,461	5.36%
McDonald’s Corporation	261	64,441	5.35%
Mettler-Toledo International, Inc.	56	64,393	5.35%
Agilent Technologies, Inc.	541	64,310	5.34%
W. W. Grainger, Inc.	141	63,916	5.31%
Moody’s Corporation	234	63,705	5.29%
Waters Corporation	192	63,681	5.29%
Amgen, Inc.	260	63,330	5.26%
Motorola Solutions, Inc.	301	63,191	5.25%
Apple, Inc.	461	63,052	5.24%
CVS Health Corporation	680	63,017	5.24%
Tractor Supply Company	325	62,930	5.23%
Cognizant Technology Solutions Corporation	931	62,807	5.22%
PACCAR, Inc.	762	62,722	5.21%
CDW Corporation	398	62,664	5.21%
Cummins, Inc.	323	62,566	5.20%
Emerson Electric Company	778	61,845	5.14%
Eaton Corporation PLC	490	61,752	5.13%
		$1,203,562	100.00%

See accompanying notes to financial statements.	CRM Funds
63

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Concluded) June 30, 2022

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS576) Index total return swap with Morgan Stanley Bank as of June 30, 2022, termination date 8/1/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Agilent Technologies, Inc.	2,566	$304,732	25.61%
Discover Financial Services	3,165	299,304	25.16%
Capital One Financial Corporation	2,864	298,432	25.09%
General Motors Company	9,043	287,217	24.14%
		$1,189,685	100.00%

See accompanying notes to financial statements.	CRM Funds
64

CRM FUNDS STATEMENTS OF ASSETS AND LIABILITIES June 30, 2022

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$117,121,848	$115,731,585	$299,554,709
Net unrealized appreciation	2,313,680	25,551,658	85,761,350
Total investments in securities, at value[1]	119,435,528	141,283,243	385,316,059
Dividends and interest receivable	118,292	142,952	312,738
Receivable for fund shares sold	18,487	63,863	533,177
Receivable for securities lending income	125	7	189
Other assets	15,280	35,761	23,148
Total Assets	119,587,712	141,525,826	386,185,311

LIABILITIES:
Obligation to return securities lending collateral	264,291	—	—
Payable for securities purchased	372,703	992,385	1,583,408
Payable for fund shares redeemed	1,002	55,546	97,691
Accrued advisory fee	76,054	89,843	244,606
Trustees fees payable	3,956	2,273	4,823
Audit and tax fees	22,730	17,814	29,469
Other accrued expenses	71,433	70,169	160,059
Total Liabilities	812,169	1,228,030	2,120,056
NET ASSETS	$118,775,543	$140,297,796	$384,065,255
COMPONENTS OF NET ASSETS
Paid in capital	$111,353,177	$101,280,845	$291,301,030
Total distributable earnings	7,422,366	39,016,951	92,764,225
NET ASSETS	$118,775,543	$140,297,796	$384,065,255
NET ASSET VALUE PER SHARE
INVESTOR CLASS SHARES
Net assets	$28,324,520	$20,913,688	$164,743,052
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	2,484,411	2,104,984	7,688,416
Net asset value, offering and redemption price per share	$11.40	$9.94	$21.43
INSISTUTIONAL CLASS SHARES
Net assets	$90,451,023	$119,384,108	$219,322,203
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	6,414,994	11,505,438	9,694,935
Net asset value, offering and redemption price per share	$14.10	$10.38	$22.62

[1] Includes securities loaned of:	$251,926	$—	$—

See accompanying notes to financial statements.	CRM Funds
65

CRM FUNDS STATEMENTS OF ASSETS AND LIABILITIES June 30, 2022

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$20,396,566	$169,906,698
Net unrealized appreciation	2,742,798	1,841,251
Total investments in securities, at value	23,139,364	171,747,949
Cash pledged with broker for securities sold short	—	87,513,026
Foreign currencies held with broker for securities sold short (cost $0 and $4,951,772, respectively)	—	4,930,303
Receivable for securities sold	—	978,658
Dividends and interest receivable	15,523	138,046
Receivable for fund shares sold	—	209,459
Swap income receivable	—	185,616
Unrealized appreciation on swap agreements	—	693,505
Other assets	15,135	23,393
Total Assets	23,170,022	266,419,955

LIABILITIES:
Securities sold short, at value (proceeds $0 and $92,205,458, respectively)	—	78,392,854
Unrealized depreciation on swap agreements	—	1,650,297
Payable for dividends on securities sold short	—	87,525
Payable for securities purchased	—	396,957
Payable for fund shares redeemed	—	143,746
Interest payable	—	9,376
Accrued advisory fee	13,864	211,531
Trustees fees payable	301	1,530
Audit and tax fees	9,897	18,091
Other accrued expenses	14,469	44,813
Total Liabilities	38,531	80,956,720
NET ASSETS	$23,131,491	$185,463,235
COMPONENTS OF NET ASSETS
Paid in capital	$19,686,280	$177,205,034
Total distributable earnings	3,445,211	8,258,201
NET ASSETS	$23,131,491	$185,463,235
NET ASSET VALUE PER SHARE
INVESTOR CLASS SHARES
Net assets	$7,622,422
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	1,178,302
Net asset value, offering and redemption price per share	$6.47
INSISTUTIONAL CLASS SHARES
Net assets	$15,509,069	$185,463,235
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	2,319,206	16,638,919
Net asset value, offering and redemption price per share	$6.69	$11.15

See accompanying notes to financial statements.	CRM Funds
66

CRM FUNDS STATEMENTS OF OPERATIONS FOR THE YEAR ENDED June 30, 2022

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
INVESTMENT INCOME:
Dividends and interest	$3,094,641	$3,637,074	$9,199,825
Securities lending income	3,290	4,616	7,564
Foreign tax withheld	(7,732)	(7,489)	—
Total investment income	3,090,199	3,634,201	9,207,389

EXPENSES:
Investment advisory fees	2,067,769	1,376,963	3,147,687
Sub-Transfer agent fees - Institutional Shares	68,826	112,745	186,669
Shareholder Services - Investor Shares	85,430	75,435	447,446
Administration and accounting fees	91,919	61,845	140,431
Transfer agent fees	54,835	50,538	77,077
Registration fees	50,176	47,231	52,201
Trustee fees and expenses	49,119	32,660	69,589
Insurance fees	40,745	30,267	56,132
Legal fees	29,248	18,361	40,862
Audit and tax fees	22,767	17,821	29,408
Shareholder reports	13,571	12,377	28,886
Custody fees	10,928	10,134	11,534
Other expenses	58,152	41,659	77,105
Total expenses	2,643,485	1,888,036	4,365,027
NET INVESTMENT INCOME	446,714	1,746,165	4,842,362

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	40,683,200	21,090,463	21,447,221
Redemptions in kind	1,011,351	32,952,772	—
Net realized gain	41,694,551	54,043,235	21,447,221
Net change in unrealized depreciation on investments	(74,634,511)	(77,848,761)	(53,252,573)
Net realized and unrealized loss on investments	(32,939,960)	(23,805,526)	(31,805,352)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(32,493,246)	$(22,059,361)	$(26,962,990)

See accompanying notes to financial statements.	CRM Funds
67

CRM FUNDS STATEMENTS OF OPERATIONS FOR THE YEAR ENDED June 30, 2022

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
INVESTMENT INCOME:
Dividends and interest	$429,227	$976,373
Securities lending income	266	—
Foreign tax withheld	(126)	—
Total investment income	429,367	976,373

EXPENSES:
Investment advisory fees	182,308	2,149,422
Dividend expense on securities sold short	—	891,912
Interest expense	—	651,708
Sub-Transfer agent fees - Institutional Shares	2,128	58,610
Shareholder Services - Investor Shares	21,608	—
Registration fees	34,452	42,713
Transfer agent fees	13,334	31,175
Audit and tax fees	9,892	18,150
Administration and accounting fees	9,388	49,278
Custody fees	5,860	14,828
Trustee fees and expenses	4,324	23,374
Insurance fees	3,655	16,850
Legal fees	2,542	13,525
Shareholder reports	88	18,012
Other expenses	15,593	35,245
Total expenses	305,172	4,014,802
Expenses waived	—	(175,898)
Net expenses	305,172	3,838,904
NET INVESTMENT INCOME (LOSS)	124,195	(2,862,531)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	1,768,579	(2,406,305)
Securities sold short	—	7,604,030
Swap agreements	—	5,117,850
Foreign currency transactions	—	(218,451)
Net realized gain	1,768,579	10,097,124
Net change in unrealized appreciation (depreciation) on:
Investments	(4,444,658)	(25,342,764)
Securities sold short	—	14,797,945
Swap agreements	—	(1,301,165)
Foreign currency transactions	—	(44,839)
Net change in unrealized depreciation	(4,444,658)	(11,890,823)
Net realized and unrealized loss on investments, derivatives and foreign currency	(2,676,079)	(1,793,699)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,551,884)	$(4,656,230)

See accompanying notes to financial statements.	CRM Funds
68

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
NET ASSETS - BEGINNING OF YEAR	$337,718,750	$232,115,097

OPERATIONS
Net investment income	446,714	1,447,250
Net realized gain from investments	41,694,551	38,004,198
Net change in unrealized appreciation (depreciation) on investments	(74,634,511)	80,909,936
Net increase (decrease) in net assets resulting from operations	(32,493,246)	120,361,384

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(7,929,406)	(168,344)
Institutional Class	(52,503,591)	(1,454,839)
Total distributions to shareholders	(60,432,997)	(1,623,183)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	583,477	267,991
Sale of shares - Institutional Shares	28,108,834	35,721,319
Reinvestment of distributions - Investor Class	7,304,224	156,487
Reinvestment of distributions - Institutional Class	47,663,292	1,329,633
Redemption of shares - Investor Class	(4,681,308)	(10,335,074)
Redemption of shares - Institutional Class	(204,995,483)	(40,274,904)
Net decrease from capital share transactions	(126,016,964)	(13,134,548)
Total increase (decrease) in net assets	(218,943,207)	105,603,653

NET ASSETS - END OF YEAR	$118,775,543	$337,718,750

SHARE ACTIVITY
Investor Class:
Sold	38,168	18,760
Issued on reinvestment of distributions	527,238	10,867
Redeemed	(303,262)	(795,195)
Net increase (decrease)	262,144	(765,568)

Institutional Class:
Sold	1,518,939	2,005,656
Issued on reinvestment of distributions	2,799,683	78,076
Redeemed	(12,462,492)	(2,479,372)
Net decrease	(8,143,870)	(395,640)

See accompanying notes to financial statements.	CRM Funds
69

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
NET ASSETS - BEGINNING OF YEAR	$313,225,268	$237,177,963

OPERATIONS
Net investment income	1,746,165	3,000,791
Net realized gain from investments	54,043,235	76,004,514
Net change in unrealized appreciation (depreciation) on investments	(77,848,761)	75,470,790
Net increase (decrease) in net assets resulting from operations	(22,059,361)	154,476,095

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(10,028,969)	(1,231,736)
Institutional Class	(43,784,589)	(15,385,614)
Total distributions to shareholders	(53,813,558)	(16,617,350)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	14,710,375	3,952,396
Sale of shares - Institutional Shares	37,089,294	42,456,508
Reinvestment of distributions - Investor Class	9,954,998	1,194,282
Reinvestment of distributions - Institutional Class	42,756,724	15,179,709
Redemption of shares - Investor Class	(17,399,666)	(4,495,480)
Redemption of shares - Institutional Class	(184,166,278)	(120,098,855)
Net decrease from capital share transactions	(97,054,553)	(61,811,440)
Total increase (decrease) in net assets	(172,927,472)	76,047,305

NET ASSETS - END OF YEAR	$140,297,796	$313,225,268

SHARE ACTIVITY
Investor Class:
Sold	1,043,459	295,798
Issued on reinvestment of distributions	870,953	97,333
Redeemed	(1,531,017)	(346,756)
Net increase	383,395	46,375

Institutional Class:
Sold	3,036,191	3,088,348
Issued on reinvestment of distributions	3,586,973	1,199,977
Redeemed	(13,189,739)	(8,311,017)
Net decrease	(6,566,575)	(4,022,692)

See accompanying notes to financial statements.	CRM Funds
70

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
NET ASSETS - BEGINNING OF YEAR	$439,057,786	$355,358,590

OPERATIONS
Net investment income	4,842,362	3,103,664
Net realized gain from investments	21,447,221	81,107,170
Net change in unrealized appreciation (depreciation) on investments	(53,252,573)	91,340,890
Net increase (decrease) in net assets resulting from operations	(26,962,990)	175,551,724

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(31,529,470)	(3,324,082)
Institutional Class	(41,057,815)	(4,771,658)
Total distributions to shareholders	(72,587,285)	(8,095,740)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	21,210,975	11,421,455
Sale of shares - Institutional Shares	28,351,424	40,148,943
Reinvestment of distributions - Investor Class	30,961,960	3,272,938
Reinvestment of distributions - Institutional Class	37,597,239	4,428,155
Redemption of shares - Investor Class	(31,768,603)	(49,161,690)
Redemption of shares - Institutional Class	(41,795,251)	(93,866,589)
Net increase (decrease) from capital share transactions	44,557,744	(83,756,788)
Total increase (decrease) in net assets	(54,992,531)	83,699,196

NET ASSETS - END OF YEAR	$384,065,255	$439,057,786

SHARE ACTIVITY
Investor Class:
Sold	887,875	467,366
Issued on reinvestment of distributions	1,284,729	145,335
Redeemed	(1,251,319)	(2,153,239)
Net increase (decrease)	921,285	(1,540,538)

Institutional Class:
Sold	1,096,756	1,633,299
Issued on reinvestment of distributions	1,479,042	188,112
Redeemed	(1,553,490)	(3,735,918)
Net increase (decrease)	1,022,308	(1,914,507)

See accompanying notes to financial statements.	CRM Funds
71

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
NET ASSETS - BEGINNING OF YEAR	$27,309,419	$25,200,275

OPERATIONS
Net investment income	124,195	130,396
Net realized gain from investments	1,768,579	7,873,250
Net change in unrealized appreciation (depreciation) on investments	(4,444,658)	4,417,506
Net increase (decrease) in net assets resulting from operations	(2,551,884)	12,421,152

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(1,719,934)	(201,693)
Institutional Class	(3,399,568)	(732,769)
Total distributions to shareholders	(5,119,502)	(934,462)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	151,705	394,164
Sale of shares - Institutional Shares	620,494	6,014,048
Reinvestment of distributions - Investor Class	1,623,939	169,619
Reinvestment of distributions - Institutional Class	3,263,495	715,177
Redemption of shares - Investor Class	(501,342)	(1,701,715)
Redemption of shares - Institutional Class	(1,664,833)	(14,968,839)
Net increase (decrease) from capital share transactions	3,493,458	(9,377,546)
Total increase (decrease) in net assets	(4,177,928)	2,109,144

NET ASSETS - END OF YEAR	$23,131,491	$27,309,419

SHARE ACTIVITY
Investor Class:
Sold	19,329	57,076
Issued on reinvestment of distributions	219,748	22,737
Redeemed	(65,032)	(241,581)
Net increase (decrease)	174,045	(161,768)

Institutional Class:
Sold	78,011	786,663
Issued on reinvestment of distributions	427,719	93,487
Redeemed	(202,857)	(1,880,474)
Net increase (decrease)	302,873	(1,000,324)

See accompanying notes to financial statements.	CRM Funds
72

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Long/Short Opportunities Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
NET ASSETS - BEGINNING OF YEAR	$127,930,416	$56,540,273

OPERATIONS
Net investment loss	(2,862,531)	(2,138,719)
Net realized gain (loss) from investments and foreign currency	10,097,124	(5,170,536)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(11,890,823)	19,596,289
Net increase (decrease) in net assets resulting from operations	(4,656,230)	12,287,034

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(1,310,755)	(4,340,824)
Total distributions to shareholders	(1,310,755)	(4,340,824)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Institutional Shares	192,936,504	122,755,221
Reinvestment of distributions - Institutional Class	1,307,761	4,329,863
Redemption of shares - Institutional Class	(130,744,461)	(63,641,151)
Net increase from capital share transactions	63,499,804	63,443,933
Total increase in net assets	57,532,819	71,390,143

NET ASSETS - END OF YEAR	$185,463,235	$127,930,416

SHARE ACTIVITY
Institutional Class:
Sold	16,603,125	10,539,842
Issued on reinvestment of distributions	108,618	387,287
Redeemed	(11,081,349)	(5,444,550)
Net increase	5,630,394	5,482,579

See accompanying notes to financial statements.	CRM Funds
73

CRM FUNDS FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2022	2021	2020	2019	2018
Net Asset Value - Beginning of Year	$17.35	$11.22	$15.34	$17.15	$18.06
Investment operations:
Net investment income[1]	— [2]	0.04	0.04	0.02	0.09 [2]
Net realized and unrealized gain (loss) on investments	(2.26)	6.16	(3.07)	(0.22)	1.87
Total from investment operations	(2.26)	6.20	(3.03)	(0.20)	1.96
Distributions to shareholders:
From net investment income	(0.01)	(0.07)	(0.03)	(0.04)	(0.09)
From net realized gain on investments	(3.68)	—	(1.06)	(1.57)	(2.78)
Total distributions to shareholders	(3.69)	(0.07)	(1.09)	(1.61)	(2.87)
Net Asset Value - End of Year	$11.40	$17.35	$11.22	$15.34	$17.15
Total return	(15.73)%	55.36%	(21.53)%	(0.17)%	11.17%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.16%	1.15%	1.16%	1.15%	1.13%
Net investment income	0.01%	0.30%	0.27%	0.12%	0.52%[3]
Portfolio turnover rate	54%	63%	60%	48%	49%
Net Assets at end of year (000’s omitted)	$28,325	$38,548	$33,526	$58,787	$76,779

(1)	Calculated using the average shares method.
(2)	Amount represents less than $0.005.
(3)	For the year ended June 30, 2018, net investment income per share reflects special dividends which amount to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been (0.22)%.

See accompanying notes to financial statements.	CRM Funds
74

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2022	2021	2020	2019	2018
Net Asset Value - Beginning of Year	$20.55	$13.28	$17.96	$19.77	$20.41
Investment operations:
Net investment income[1]	0.03	0.09	0.08	0.07	0.16 [2]
Net realized and unrealized gain (loss) on investments	(2.75)	7.28	(3.63)	(0.23)	2.11
Total from investment operations	(2.72)	7.37	(3.55)	(0.16)	2.27
Distributions to shareholders:
From net investment income	(0.05)	(0.10)	(0.07)	(0.08)	(0.13)
From net realized gain on investments	(3.68)	—	(1.06)	(1.57)	(2.78)
Total distributions to shareholders	(3.73)	(0.10)	(1.13)	(1.65)	(2.91)
Net Asset Value - End of Year	$14.10	$20.55	$13.28	$17.96	$19.77
Total return	(15.53)%	55.68%	(21.34)%	0.11%	11.44%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.93%	0.91%	0.92%	0.91%	0.89%
Net investment income	0.18%	0.54%	0.52%	0.38%	0.77%[2]
Portfolio turnover rate	54%	63%	60%	48%	49%
Net Assets at end of year (000’s omitted)	$90,451	$299,170	$198,589	$266,562	$283,762

(1)	Calculated using the average shares method.
(2)	For the year ended June 30, 2018, net investment income per share reflects special dividends which amount to $0.15 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.01%.

See accompanying notes to financial statements.	CRM Funds
75

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2022	2021	2020	2019	2018
Net Asset Value - Beginning of Year	$15.37	$9.71	$11.36	$13.09	$14.54
Investment operations:
Net investment income (loss)[1]	0.10	0.11	0.02	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	(1.39)	6.29	(1.35)	(0.01)	2.15
Total from investment operations	(1.29)	6.40	(1.33)	0.02	2.14
Distributions to shareholders:
From net investment income	(0.17)	(0.03)	(0.03)	—	—
From net realized gain on investments	(3.97)	(0.71)	(0.29)	(1.75)	(3.59)
Total distributions to shareholders	(4.14)	(0.74)	(0.32)	(1.75)	(3.59)
Net Asset Value - End of Year	$9.94	$15.37	$9.71	$11.36	$13.09
Total return	(11.92)%	67.80%	(12.18)%	1.91%	16.75%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.18%	1.15%	1.17%	1.15%	1.13%
Net investment income (loss)	0.82%	0.83%	0.22%	0.21%	(0.05)%
Portfolio turnover rate	34%	59%	80%	45%	48%
Net Assets at end of year (000’s omitted)	$20,914	$26,464	$16,259	$24,455	$29,116

(1)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
76

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2022	2021	2020	2019	2018
Net Asset Value - Beginning of Year	$15.87	$10.00	$11.70	$13.43	$14.80
Investment operations:
Net investment income[1]	0.13	0.13	0.05	0.05	0.02
Net realized and unrealized gain (loss) on investments	(1.46)	6.50	(1.41)	— [2]	2.20
Total from investment operations	(1.33)	6.63	(1.36)	0.05	2.22
Distributions to shareholders:
From net investment income	(0.19)	(0.05)	(0.05)	(0.03)	—
From net realized gain on investments	(3.97)	(0.71)	(0.29)	(1.75)	(3.59)
Total distributions to shareholders	(4.16)	(0.76)	(0.34)	(1.78)	(3.59)
Net Asset Value - End of Year	$10.38	$15.87	$10.00	$11.70	$13.43
Total return	(11.78)%	68.26%	(12.06)%	2.13%	17.03%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.00%	0.93%	0.95%	0.94%	0.91%
Net investment income	0.98%	0.99%	0.44%	0.42%	0.16%
Portfolio turnover rate	34%	59%	80%	45%	48%
Net Assets at end of year (000’s omitted)	$119,384	$286,762	$220,919	$253,964	$261,428

(1)	Calculated using the average shares method.
(2)	Amount represents less than $0.005.

See accompanying notes to financial statements.	CRM Funds
77

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2022	2021	2020	2019	2018
Net Asset Value - Beginning of Year	$27.71	$18.34	$21.22	$22.58	$23.18
Investment operations:
Net investment income[1]	0.27	0.15	0.08	0.08	0.14 [2]
Net realized and unrealized gain (loss) on investments	(1.57)	9.67	(2.33)	0.41	3.57
Total from investment operations	(1.30)	9.82	(2.25)	0.49	3.71
Distributions to shareholders:
From net investment income	(0.26)	(0.09)	(0.09)	(0.04)	(0.29)
From net realized gain on investments	(4.72)	(0.36)	(0.54)	(1.81)	(4.02)
Total distributions to shareholders	(4.98)	(0.45)	(0.63)	(1.85)	(4.31)
Net Asset Value - End of Year	$21.43	$27.71	$18.34	$21.22	$22.58
Total return	(6.68)%	54.09%	(10.98)%	3.39%	17.80%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.14%	1.15%	1.16%	1.14%	1.11%
Net investment income	1.06%	0.66%	0.42%	0.37%	0.62%[2]
Portfolio turnover rate	23%	63%	37%	40%	58%
Net Assets at end of year (000’s omitted)	$164,743	$187,541	$152,370	$220,014	$243,062

(1)	Calculated using the average shares method.
(2)	For the year ended June 30, 2018, net investment income per share reflects special dividends which amount to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.04%.

See accompanying notes to financial statements.	CRM Funds
78

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2022	2021	2020	2019	2018
Net Asset Value - Beginning of Year	$29.00	$19.17	$22.16	$23.49	$23.96
Investment operations:
Net investment income[1]	0.33	0.20	0.12	0.13	0.19 [2]
Net realized and unrealized gain (loss) on investments	(1.67)	10.12	(2.44)	0.43	3.71
Total from investment operations	(1.34)	10.32	(2.32)	0.56	3.90
Distributions to shareholders:
From net investment income	(0.32)	(0.13)	(0.13)	(0.08)	(0.35)
From net realized gain on investments	(4.72)	(0.36)	(0.54)	(1.81)	(4.02)
Total distributions to shareholders	(5.04)	(0.49)	(0.67)	(1.89)	(4.37)
Net Asset Value - End of Year	$22.62	$29.00	$19.17	$22.16	$23.49
Total return	(6.55)%	54.44%	(10.83)%	3.61%	18.04%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.97%	0.94%	0.96%	0.94%	0.91%
Net investment income	1.23%	0.84%	0.59%	0.58%	0.82%[2]
Portfolio turnover rate	23%	63%	37%	40%	58%
Net Assets at end of year (000’s omitted)	$219,322	$251,517	$202,989	$243,851	$312,290

(1)	Calculated using the average shares method.
(2)	For the year ended June 30, 2018, net investment income per share reflects special dividends which amount to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

See accompanying notes to financial statements.	CRM Funds
79

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2022	2021	2020	2019	2018
Net Asset Value - Beginning of Year	$8.88	$5.91	$6.99	$8.81	$9.28
Investment operations:
Net investment income (loss)[1]	0.02	0.02	0.01	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(0.70)	3.16	(0.67)	(0.26)	1.00
Total from investment operations	(0.68)	3.18	(0.66)	(0.25)	0.99
Distributions to shareholders:
From net investment income	(0.04)	(0.02)	(0.01)	—	—
From net realized gain on investments	(1.69)	(0.19)	(0.41)	(1.57)	(1.46)
Total distributions to shareholders	(1.73)	(0.21)	(0.42)	(1.57)	(1.46)
Net Asset Value - End of Year	$6.47	$8.88	$5.91	$6.99	$8.81
Total return	(10.09)%	54.42%	(10.16)%	(0.72)%	11.20%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.33%	1.37%	1.40%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	1.33%	1.39%	1.50%	2.20%	1.93%
Net investment income (loss), including waiver/reimbursement	0.32%	0.31%	0.22%	0.12%	(0.07)%
Portfolio turnover rate	38%	87%	65%	112%	72%
Net Assets at end of year (000’s omitted)	$7,622	$8,916	$6,893	$9,256	$4,694

(1)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
80

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2022	2021	2020	2019	2018
Net Asset Value - Beginning of Year	$9.12	$6.07	$7.16	$8.98	$9.40
Investment operations:
Net investment income[1]	0.04	0.04	0.03	0.03	0.01
Net realized and unrealized gain (loss) on investments	(0.72)	3.24	(0.68)	(0.27)	1.03
Total from investment operations	(0.68)	3.28	(0.65)	(0.24)	1.04
Distributions to shareholders:
From net investment income	(0.06)	(0.04)	(0.03)	(0.01)	—
From net realized gain on investments	(1.69)	(0.19)	(0.41)	(1.57)	(1.46)
Total distributions to shareholders	(1.75)	(0.23)	(0.44)	(1.58)	(1.46)
Net Asset Value - End of Year	$6.69	$9.12	$6.07	$7.16	$8.98
Total return	(9.81)%	54.66%	(9.87)%	(0.51)%	11.63%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.09%	1.11%	1.15%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.09%	1.13%	1.25%	1.96%	1.68%
Net investment income, including waiver/reimbursement	0.56%	0.52%	0.47%	0.36%	0.18%
Portfolio turnover rate	38%	87%	65%	112%	72%
Net Assets at end of year (000’s omitted)	$15,509	$18,393	$18,307	$26,816	$14,082

(1)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
81

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Long/Short Opportunities Fund — Institutional Shares
	For the Years Ended June 30,
	2022	2021	2020	2019	2018
Net Asset Value - Beginning of Year	$11.62	$10.23	$10.27	$10.68	$10.25
Investment operations:
Net investment loss[1]	(0.23)	(0.25)	(0.10)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments, derivatives and foreign currency	(0.15)	2.22	0.50	(0.14)	0.55
Total from investment operations	(0.38)	1.97	0.40	(0.25)	0.45
Distributions to shareholders:
From net realized gain on investments	(0.09)	(0.58)	(0.44)	(0.16)	(0.02)
Total distributions to shareholders	(0.09)	(0.58)	(0.44)	(0.16)	(0.02)
Net Asset Value - End of Year	$11.15	$11.62	$10.23	$10.27	$10.68
Total return	(3.33)%	19.49%	3.93%	(2.18)%	4.44%
Ratios to average net assets:
Expenses, including waiver/reimbursement	2.68%	2.79%	2.95%	3.03%	2.80%
Expenses, including waiver/reimbursement and excluding interest and dividend expense relating to short sales	1.60%	1.60%	1.59%	1.60%	1.60%
Expenses, excluding waiver/reimbursement	2.80%	2.90%	3.03%	3.10%	2.85%
Expenses, excluding waiver/reimbursement and interest and dividend expense relating to short sales	1.72%	1.71%	1.67%	1.67%	1.65%
Net investment loss, including waiver/reimbursement	(2.00)%	(2.18)%	(0.99)%	(1.03)%	(0.94)%
Portfolio turnover rate	157%	201%	177%	195%	251%
Net Assets at end of year (000’s omitted)	$185,463	$127,930	$56,540	$482,050	$709,303

(1)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
82

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2022

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM All Cap Value Fund (“All Cap Value Fund”) and CRM Long/Short Opportunities Fund (“Long/Short Opportunities Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of five funds. A shareholder of one series is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, and All Cap Value Fund: Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Investor Shares are available to all investors and are subject to a shareholder servicing fee. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined.

Long/Short Opportunities Fund: The Fund offers Institutional Shares. Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $10,000 minimum per registered investment adviser or qualified financial intermediary.

2.

Significant Accounting Policies. The Funds’ financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Funds are investment companies and follow the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 946. The following is a summary of the significant accounting policies of the Funds:

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Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market.

Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations provided by a third-party pricing service. Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which

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the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

● Level 1 —	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

● Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities,

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investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

● Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Funds’ policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of June 30, 2022 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of

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all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended June 30, 2022, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income and expense are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance

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with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities, as applicable. The Funds held no such securities during the year ended June 30, 2022.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund (except Long/Short Opportunities Fund) may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

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At June 30, 2022, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund
National Bank Financial	$264,291	$264,291	$—	$—

[1]	The value of collateral shown in the table does not reflect value that exceeds the value of the repurchase agreement. Collateral with a value of $269,577 has been received in connection with open repurchase agreements.
[2]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, and Mid Cap Value Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.70% of the Fund’s average daily net assets.

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CRM has contractually agreed to waive a portion of its fees and assume certain expenses of the Funds to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) exceeds the percentage of average daily net assets as follows:

	Investor Shares	Institutional Shares
Small Cap Value Fund	1.50%	1.25%
Small/Mid Cap Value Fund	1.50%	1.25%
Mid Cap Value Fund	1.50%	1.25%
All Cap Value Fund	1.45%	1.20%

For its advisory services to Long/Short Opportunities Fund, CRM receives 1.50% of the Fund’s average daily net assets. CRM has contractually agreed to waive a portion of its fees and assume certain expenses of Long/Short Opportunities Fund to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses) exceeds the percentage of average daily net assets as follows:

Institutional Shares
Long/Short Opportunities Fund	1.60%

The expense limitations are in effect until November 1, 2023. Prior to that date, the arrangement may be terminated for a class of a Fund only by the vote of the Board of Trustees of the Funds.

Effective October 28, 2021, Northern Lights Compliance Services, LLC provides compliance services to the Trust. Prior to October 28, 2021, CRM provided compliance services to the Trust. The Chief Compliance Officer (“CCO”) was an employee of CRM. The Trust reimbursed CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which was allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

Compensation of Trustees and Officers. Trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

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Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $60,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the year ended June 30, 2022. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or the earlier of when his or her successor is elected or qualified, the Trustee dies, resigns, is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund based on reasonable charges for similar services in the industry, subject to certain limitations. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

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4.

Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding in-kind transactions and short-term investments) for the year ended June 30, 2022, were as follows:

	Purchases	Sales	Short Sales	Purchases to Cover Shorts
Small Cap Value Fund	$141,935,405	$318,334,877	$—	$—
Small/Mid Cap Value Fund	61,814,367	119,483,449	—	—
Mid Cap Value Fund	94,131,705	117,470,166	—	—
All Cap Value Fund	9,610,322	11,248,851	—	—
Long/Short Opportunities Fund	211,693,341	155,284,976	136,677,432	85,088,659

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of portfolio securities for in-kind transactions were as follows:

	Purchases	Sales	Short Sales	Purchases to Cover Shorts
Small Cap Value Fund	$—	$9,372,821	$—	$—
Small/Mid Cap Value Fund	—	89,632,854	—	—

5.

Securities Lending Agreement. Each Fund (except Long/Short Opportunities Fund) may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities

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and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

At June 30, 2022, the following Fund had securities on loan:

	Market Value	Cash Collateral*
Small Cap Value Fund	$251,926	$264,291

*	Please note any reported shortfall in required collateral coverage of 102% is based on closing market value of securities on loan as of the date of the report. Any required collateral adjustment needed in order to bring coverage to 102% is done on the next business day.

6.

Short Sale Transactions. In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends declared on the security sold short, which is shown as dividend expense in the Statements of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash that has been pledged to

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secure the Fund’s obligation to cover the short positions is reported separately on the Statements of Assets and Liabilities. The Fund may receive from or pay to the broker the net of the following amounts: (i) income on cash collateral held at the broker and (ii) a financing charge to the extent the cash collateral is less than the margin requirement. The net amounts of income or fees are included as interest income or expense, as applicable, on securities sold short in the Statements of Operations.

During the year ended June 30, 2022, Long/Short Opportunities Fund participated in short sale transactions.

7.	Federal Tax Information. The tax character of distributions utilized during the fiscal years ended June 30, 2022 and June 30, 2021 was as follows:

	For the year ended June 30, 2022
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Small Cap Value Fund	$13,224,279	$47,208,718	$—	$60,432,997
Small/Mid Cap Value Fund	29,374,070	24,439,488	—	53,813,558
Mid Cap Value Fund	14,344,299	58,242,986	—	72,587,285
All Cap Value Fund	2,866,771	2,252,731	—	5,119,502
Long/Short Opportunities Fund	27	1,310,728	—	1,310,755

	For the year ended June 30, 2021
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Small Cap Value Fund	$1,623,183	$1,196,148	$—	$2,819,331
Small/Mid Cap Value Fund	9,327,550	20,221,036	—	29,548,586
Mid Cap Value Fund	1,955,708	15,753,135	—	17,708,843
All Cap Value Fund	150,410	1,558,506	—	1,708,916
Long/Short Opportunities Fund	—	4,340,824	—	4,340,824

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As of June 30, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Other Book/Tax Differences	Post October Loss and Late Year Loss
Small Cap Value Fund	$2,162,108	$3,447,618	$—	$—	$—
Small/Mid Cap Value Fund	1,288,560	14,060,760	—	—	—
Mid Cap Value Fund	5,272,051	5,099,017	—	—	—
All Cap Value Fund	100,040	936,011	—	—	—
Long/Short Opportunities Fund	1,685,548	—	—	—	—

Fund	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
Small Cap Value Fund	$1,812,640	$7,422,366
Small/Mid Cap Value Fund	23,667,631	39,016,951
Mid Cap Value Fund	82,393,157	92,764,225
All Cap Value Fund	2,409,160	3,445,211
Long/Short Opportunities Fund	6,572,653	8,258,201

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on open Swaps, deferral of unsettled short sale losses, and C-Corporation return of capital distributions.

During the fiscal year ended June 30, 2022, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to tax adjustments for realized gain (loss) on in-kind redemptions,

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the book/tax basis treatment of net operating loss reclass and equalization credits, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2022 as follows:

Fund	Paid In Capital	Accumulated Earnings (Losses)
Small Cap Value Fund	$611,779	$(611,779)
Small/Mid Cap Value Fund	32,456,579	(32,456,579)
Mid Cap Value Fund	5,462,461	(5,462,461)
All Cap Value Fund	173,832	(173,832)
Long/Short Opportunities Fund	7,601	(7,601)

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by the Funds as of June 30, 2022 were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Small Cap Value Fund	$117,622,888	$15,985,615	$(14,172,975)	$1,812,640
Small/Mid Cap Value Fund	117,615,612	34,965,693	(11,298,062)	23,667,631
Mid Cap Value Fund	302,922,902	106,510,501	(24,117,344)	82,393,157
All Cap Value Fund	20,730,204	4,481,756	(2,072,596)	2,409,160
Long/Short Opportunities Fund	86,759,301	27,104,005	(20,508,211)	6,595,794

8.

Derivative Financial Instruments. Each Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the

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result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund.

Options. A Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes an option, such option is covered by cash in an amount sufficient to cover the obligation. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

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As of June 30, 2022, the Funds did not hold any option contracts.

Forward Foreign Currency Exchange Contracts. A Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and, in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

As of June 30, 2022, the Funds did not hold any forward foreign currency exchange contracts.

Swaps. A Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from

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(or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Collateral Requirements. For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA MA”), the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA MA, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2022 (Continued)

arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Assets and Liabilities as of June 30, 2022:

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity Contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

	Asset Derivative Value
	Total Value	Equity Contracts
Swap Agreements	$693,505	$693,505

Liability Derivative Value
	Total Value	Equity Contracts
Swap Agreements	$ 1,650,297	$ 1,650,297

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Operations for the year ended June 30, 2022:

Location on the Statements of Operations
Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Equity Contracts	Net realized gain (loss) from: Swap agreements	Net change in unrealized appreciation (depreciation) on: Swap agreements

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2022 (Continued)

Net Realized Gain (Loss)
	Total Value	Equity Contracts
Swap Agreements	$ 5,117,850	$ 5,117,850

Net Change in Unrealized Appreciation (Depreciation)
	Total Value	Equity Contracts
Swap Agreements	$ (1,301,165)	$ (1,301,165)

The table below summarizes the average balance of derivative holdings by Long/Short Opportunities Fund during the year ended June 30, 2022. The average balance of derivatives held is indicative of the trading volume of the Long/Short Opportunities Fund.

Derivative Volume
Swap Contracts (Notional Amount)
$1,975,810

In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an ISDA MA or similar agreement with its counterparties. An ISDA MA is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA MA, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA MA typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA MA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA MA against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do,

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2022 (Continued)

however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA MA allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA MA, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Offsetting of Financial and Derivative Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table presents derivative assets and liabilities net of amounts available for offset under an ISDA MA or similar agreement and, as applicable, the related collateral and potential loss exposure to Long/Short Opportunities Fund as of June 30, 2022:

	Assets	Liabilities
Derivative Financial Instruments:
Swap Agreements	$693,505	$1,650,297
Total derivative assets and liabilities in the Statements of Assets and Liabilities	693,505	1,650,297
Derivatives not subject to an ISDA MA or similar agreement	—	—
Total assets and liabilities subject to an ISDA MA	$693,505	$1,650,297

At June 30, 2022, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral received by the Long/Short Opportunities Fund are as follows:

Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure[1]
Morgan Stanley	$693,505	$(1,650,297)	$(956,792)	$(956,792)	$—

[1]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2022 (Continued)

9.

Risks. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by a Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset.

In addition to the risks discussed above, Long/Short Opportunities Fund may also be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that CRM believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statements of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2022 (Continued)

For OTC options purchased, a Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. A Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option. With exchange-traded options purchased and centrally cleared swaps, there is less counterparty credit risk to a Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

The respiratory illness COVID-19 has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and reduced liquidity of many instruments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, the long term consequences of which are unknown. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2022 (Concluded)

10.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown.

However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

11.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that no subsequent event currently requires recognition or disclosure in the financial statements.

CRM Funds
105

CRM FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of CRM Mutual Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM All Cap Value Fund, and the CRM Long/Short Opportunities Fund (the “Funds”), each a series of CRM Mutual Fund Trust (the “Trust”), including the schedules of investments, as of June 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended June 30, 2019 have been audited by other auditors, whose report dated August 22, 2019 expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2020.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control

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CRM FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Concluded)

over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2022

107

CRM FUNDS TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2022, certain dividends may be subject to a maximum tax rate of 20%. For individual shareholders, a percentage of the ordinary income dividends (dividends from net investment income and short-term capital gains, if any) from the Funds qualifies for a maximum tax rate of 20%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, a percentage of the ordinary income dividends from the Funds qualify for the dividends-received deduction.

The percentages of ordinary income dividends which qualify for the maximum tax rate of 20% (“Qualified Dividends”) and the dividends-received deduction are as follows:

	Qualified Dividends	Dividends Received Deduction
Small Cap Value Fund	18.75%	18.75%
Small/Mid Cap Value Fund	9.65%	9.65%
Mid Cap Value Fund	51.66%	51.66%
All Cap Value Fund	13.25%	13.25%
Long/Short Opportunities Fund	0.00%	0.00%

In January 2023, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in calendar year 2022, including any distributions paid between July 1, 2022 and December 31, 2022.

108

CRM FUNDS STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Rule 22e-4 (“Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”) requires registered open-end funds to establish and implement a written Liquidity Risk Management Program reasonably designed to assess and manage its liquidity risk. The Trust must also periodically review its liquidity risk. In addition, a written report is provided to the Trust’s Board of Trustees annually which details the operation of the Trust’s program.

The Board of Trustees of the Trust met on May 23, 2022 to review the liquidity risk management program (the “Program”) applicable to the funds of the Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed the investment adviser to the Funds as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with an annual report (the “Report”) that addressed the operations of the Program and assessed the adequacy and effectiveness of the Program. The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Pursuant to its program, each Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: “Highly Liquid”, “Moderately Liquid”, “Less Liquid” or “Illiquid”. These classifications are reported to the SEC on Form N-PORT. The Liquidity Rule requires open-end funds that are not invested primarily in “Highly Liquid” investments to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid investments (i.e., cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment). It was determined through periodic reviews that the Funds’ portfolio holdings have been primarily Highly Liquid and, therefore, the Trust is not required to establish a HLIM at this time.

A Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of Illiquid investments (i.e., an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). A Fund is required to report to the SEC and the Fund’s Board of Trustees if the Fund holds illiquid investments in excess of the 15% limit. No such reporting was required during the past year. In addition, periodic stress testing confirmed that each Fund held sufficient liquid investments to cover all reasonably foreseeable levels of cash flow.

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CRM FUNDS STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (Concluded)

There have been no material changes to the Program since its inception. The Report provided to the Board stated that the Program Administrator concluded that based on the operation of the Program during the reporting period, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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110

CRM FUNDS TRUSTEES AND OFFICERS

Name and Age	Position(s) Held with Fund	Length of Time Served#	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During at Least the Past Five Years
INTERESTED TRUSTEE:
Ronald H. McGlynn, 79	Trustee, President and Chief Executive Officer	Trustee since 2018; President and Chief Executive Officer since 2005.	Chairman, CRM (1973-2019); Chief Executive Officer (1998-2011).	5	None
INDEPENDENT TRUSTEES:
F. Gregory Ahern, 70	Trustee	Since 2017.	Advisory Director, Sard Verbinnen (since 2016); Chief of Public Communications, Financial Industry Regulatory Authority (2012-2016).	5	Chairman of Board, Westerly Hospital Foundation (since 2008); Vice Chairman of Board, Yale New Haven Westerly Hospital Foundation (since 2017).
Rodney P. Wood, 62	Trustee	Since 2017.	President, Detroit Lions, Inc. (since 2015); President, Ford Estates, LLC (2007-2015).	5	None

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111

CRM FUNDS TRUSTEES AND OFFICERS (Concluded)

Name and Age	Position(s) Held with Fund	Length of Time Served#	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During at Least the Past Five Years
OFFICERS:
Laura Szalyga, 44	Treasurer and Principal Financial Officer	Since 2021.	Vice President, Fund Administration, Ultimus Fund Solutions, LLC (formerly Gemini Fund Services, LLC) (since 2015).	N/A	N/A
Chad M. Bitterman, 50	Chief Compliance Officer	Since 2021.	Compliance Officer, Northern Lights Compliance Services, LLC (since 2010).
Maggie Bull, 57	Secretary	Since 2022.

Vice President, Senior Managing Counsel, Ultimus Fund Solutions, LLC (“Ultimus”) since August 2022;Vice President, Senior Legal Counsel, Ultimus from February 2020 to July 2022; Senior Attorney of Ultimus June 2017- January 2020; Legal Counsel of Meeder Investment Management from January 2011 to September 2016; Chief Compliance Officer of Meeder Funds from March 2011 to September 2016.

				N/A	N/A

#	Serves during the continued lifetime of the Funds or until he/she earlier dies, resigns or is removed, or if sooner, until the election and qualification of his or her successor.

CRM Funds
112

CRM FUNDS OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

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CRM FUNDS OTHER INFORMATION (Unaudited) (Continued)

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM

In order for CRM to remain the Funds’ investment adviser, the Board of Trustees of the Trust (the “Board”) must determine annually whether to renew the Investment Advisory Agreement between the Trust and CRM with respect to the Funds. The Board evaluates CRM’s services, performance, personnel, profitability, risk management, compliance programs and other relevant factors throughout the year. In addition, in connection with its review of the Investment Advisory Agreement, the Board reviewed and considered materials provided by CRM at a meeting held on May 23, 2022.

The materials and information reviewed and considered by the Board in connection with its review of the Investment Advisory Agreement included, among other items: (1) a memorandum from independent counsel setting forth the legal standards under the 1940 Act and the factors the Board could consider in its evaluation of the Investment Advisory Agreement; and (2) reports based on information provided by Morningstar comparing each Fund’s investment performance to the performance of the Fund’s benchmark indices and other mutual funds, and comparing each Fund’s investment advisory fee and net expenses to those of other mutual funds. The Board also discussed and considered, with the assistance of independent counsel, information provided by CRM that described: (i) the nature, extent and quality of CRM’s services provided to the Funds; (ii) the experience and qualifications of the personnel providing those services; (iii) CRM’s investment philosophies and processes; (iv) CRM’s assets under management (“AUM”); (v) the investment advisory fees charged by CRM to the Funds as compared with the fees charged by CRM to other advisory accounts with similar investment objectives and strategies managed by CRM; (vi) CRM’s compliance and risk management procedures; and (vii) an analysis of the profits of CRM related to its services to the Funds. In addition, the Board considered information related to the Funds and CRM previously provided at Board meetings or otherwise.

At the meeting held on May 23, 2022, the Board, including the Independent Trustees voting separately, in the exercise of the Trustees’ business judgment, approved the continuance and renewal of the Investment Advisory Agreement for another year with respect to each Fund.

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CRM FUNDS OTHER INFORMATION (Unaudited) (Continued)

In considering the continuance and renewal of the Investment Advisory Agreement, the Board considered the following factors, none of which was determinative or controlling, and reached the following conclusions:

Nature, Extent and Quality of Services Provided

The Board considered the nature, extent and quality of services provided by CRM to the Funds and expected to be provided in the future. The Board reviewed the quality, size and experience of CRM’s professional portfolio management team. The Board reviewed CRM’s investment approach and research process, including CRM’s capabilities and experience in the development and implementation of its value-oriented investment process. Additionally, the Board considered CRM’s compliance programs and compliance record, risk management philosophy, policies and procedures, marketing strategies, CRM’s personnel and the Board’s dealings with CRM. Based on the foregoing, the Board concluded that CRM is able to provide investment and related services that are appropriate in nature, extent and quality in light of the Funds’ investment objectives, policies, strategies and operations, the competitive landscape of the investment company business and investor needs.

Performance Information

In reaching its conclusions, the Board considered the investment performance of each Fund. The Board considered CRM’s focus on achieving long-term performance in a manner consistent with each Fund’s investment objective and investment strategies, as well as CRM’s value-oriented, research driven investment philosophy. The Board considered CRM’s experience in implementing its investment philosophy and concluded that this, along with CRM’s overall approach to investing, supported approval of the continuance of the Investment Advisory Agreement. The Board also discussed the information presented in the Board materials which compared each Fund’s performance against its benchmark, an index and other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar. Where the Funds had underperformed their peer groups or benchmark indices, the Board considered CRM’s explanations for such underperformance and, as applicable, measures CRM had taken or proposed to take to improve performance. In particular, because CRM pursues a value strategy with respect to the Funds, the Board noted CRM’s explanation regarding past underperformance of value strategies generally versus growth strategies. Further, the Board considered that in order to provide a relevant

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CRM FUNDS OTHER INFORMATION (Unaudited) (Continued)

sample size, the peer groups for the Funds (other than the Long/Short Opportunities Fund) included both funds that pursue a “blend” strategy as well as those that pursue a “value” strategy. The Board considered the following factors in relation to the performance of particular Funds:

Small Cap Value Fund

The Board noted that Institutional Shares of Small Cap Value Fund had underperformed its benchmark, the Russell 2000 Value Index, while outperforming the Russell 2000 Index, for the one-year period ended March 31, 2022. Further, the Board noted that the Fund had underperformed both the Russell 2000 Value Index and Russell 2000 Index, respectively, for the three-year, five-year and ten-year periods ended March 31, 2022. The Board noted that Institutional Shares of the Fund ranked in the bottom quartile of funds with similar investment objectives and strategies for the one-year, three-year and five-year periods ended March 31, 2022.

Small/Mid Cap Value Fund

The Board noted that Institutional Shares of Small/Mid Cap Value Fund had underperformed its benchmark, the Russell 2500 Value Index, while outperforming the Russell 2500 Index, for the one-year period ended March 31, 2022. Further, the Board noted that the Fund had outperformed both the Russell 2500 Value Index and Russell 2500 Index for the three-year, and five-year periods ended March 31, 2022, but outperformed the Russell 2500 Value Index and underperformed the Russell 2500 Index for the ten-year period ended March 31, 2022. The Board noted that Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the one-year and three-year periods ended March 31, 2022, and ranked in the top quartile of funds with similar investment objectives and strategies for the five-year period ended March 31, 2022.

Mid Cap Value Fund

The Board noted that Institutional Shares of Mid Cap Value Fund had outperformed its benchmark, the Russell Midcap Value Index, as well as the Russell Midcap Index, for the one-year period ended March 31, 2022. Further, the Board noted that the Fund had outperformed the Russell Midcap Value Index but underperformed the Russell Midcap Index for the three-year period ended March 31, 2022. The Board observed that the Fund also had outperformed the Russell Midcap Value Index and Russell Midcap Index, respectively, for the 5-year period ended March 31, 2022.

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CRM FUNDS OTHER INFORMATION (Unaudited) (Continued)

In addition, the Board noted that the Fund had outperformed the Russell Midcap Value Index but underperformed the Russell Midcap Index for the ten-year period ended March 31, 2022. The Board noted further that Institutional Shares of the Fund ranked in the top quartile of funds with similar investment objectives and strategies for the five-year period ended March 31, 2022 and in the second quartile of funds with similar investment objectives and strategies for the one-year and three-year periods ended March 31, 2022.

All Cap Value Fund

The Board noted that Institutional Shares of All Cap Value Fund had underperformed its benchmark, the Russell 3000 Value Index, as well as the Russell 3000 Index, for the one-year period ended March 31, 2022. In addition, the Board observed that the Fund had outperformed the Russell 3000 Value Index but underperformed the Russell 3000 Index for the three-year and five-year periods ended March 31, 2022. Further, the Board noted that the Fund had outperformed the Russell 3000 Value Index but underperformed the Russell 3000 Index for the ten-year period ended March 31, 2022. The Board also noted that Institutional Shares of the Fund ranked at the 50th percentile for performance of funds with similar investment objectives and strategies for the one-year and three-year periods ended March 31, 2022, and at the 25th percentile for the five-year period ended March 31, 2022.

Long/Short Opportunities Fund

The Board noted that Institutional Shares of Long/Short Opportunities Fund had underperformed the Fund’s benchmark, the S&P 500 Index, for the one-year, three-year and five-year periods ended March 31, 2022. The Board also noted that Institutional Shares of the Fund ranked in the third quartile of funds with similar investment objectives and strategies for the one-year, three-year and five-year periods ended March 31, 2022.

Conclusion as to Investment Performance

The Board determined that it would continue to monitor closely each Fund’s performance, but that the information it considered supported approval of the Investment Advisory Agreement.

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Fees and Expenses

In reaching its conclusions, the Board considered the fees and expenses paid by each class of each Fund.

The Board considered the research and analysis conducted by CRM in order to identify investment opportunities for the Funds and attempt to distinguish itself from each Fund’s respective benchmark. The Board observed that CRM relies heavily on its own proprietary research to implement its value-oriented investment philosophy, and considered CRM’s experience in implementing its value-oriented investment philosophy. Further, the Board compared the management fee schedule for each Fund with the standard management fee schedule applicable to institutional separate accounts managed by CRM in a similar investment strategy to that of the applicable Fund. The Board noted the fee schedule for each Fund was lower than the standard management fee schedule applicable to the respective institutional separate accounts managed by CRM in a similar investment strategy up to an AUM size of $25 million. However, citing the fee schedule detailed in Item 5 of Part 2A of CRM’s Form ADV, the Board noted investors in a separate account may ultimately pay equal or lower fees than the fees paid by investors in a Fund with a similar investment strategy when such separate account investors have invested assets in amounts such that applicable breakpoints reduce the overall fees paid for their respective account or if the standard fee schedule applicable to such account is lower than the fee schedule disclosed in Form ADV. In comparing the overall expenses paid by the Funds to the overall expenses paid by institutional separate accounts, the Board considered that the costs associated with the management of the Funds generally are greater than those associated with providing investment advisory services to separately-managed accounts. The Board noted the additional complexities involved in the management of the Funds resulting from more frequent and less predictable cash flows and regulatory requirements, among other factors. The Board considered the additional services provided to the Funds that CRM does not perform for its separate account clients, or services that are broader in scope, including oversight of compliance with the regulatory and tax regimes to which the Funds are subject, oversight of third-party service providers, preparation of prospectuses, shareholder reports and other disclosure documents and preparation of materials for Board meetings. Additionally, the Board considered the business risks that CRM faces regarding the Funds, including regulatory and reputational risks with respect to CRM’s investment decisions and compliance oversight on behalf of the Funds, and the substantial entrepreneurial risks that CRM assumes

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during the initial years of a Fund’s operations. The Board also considered that there may be historical reasons for certain separate account fees, and the element of negotiation with respect to the level of fees paid by CRM’s separate account clients.

The Board also discussed the information provided in the Board materials, which compared the fees and expenses paid by each Fund with the fees and expenses paid by other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar. In comparing expenses, it was observed that the funds in the 1st percentile represented the most expensive funds, while the funds in the 99th percentile represented the least expensive funds.

Small Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small Cap Value Fund ranked at the 75th percentile for funds with similar investment objectives and strategies. The Board noted that the Fund’s investment advisory fee was lower than both the median and average advisory fee paid by funds with similar investment objectives and strategies and assets of a comparable size. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of Small Cap Value Fund ranked at the 75th percentile for funds with similar investment objectives and strategies and assets of a comparable size. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were lower than both the median and the average net expenses paid by funds with similar investment objectives and strategies.

Small/Mid Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small/Mid Cap Value Fund ranked at the 50th percentile for funds with similar investment objectives and strategies. The Board noted that the Fund’s investment advisory fee was the same as the median and higher than the average advisory fee paid by funds with similar investment objectives and strategies and assets of a comparable size. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of Small/Mid Cap Value Fund ranked at the 25th percentile in expenses of funds with similar investment objectives and strategies and assets of a comparable size. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies and assets of a comparable size.

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Mid Cap Value Fund

The Board noted that based on the information provided, the investment advisory fee for Mid Cap Value Fund ranked at the 25th percentile for funds with similar investment objectives and strategies. The Board noted that the Fund’s investment advisory fee was higher than both the median and the average advisory fee paid by mutual funds with similar investment objectives and strategies and assets of a comparable size. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of Mid Cap Value Fund ranked in the first quartile for expenses of funds with similar investment objectives and strategies and assets of a comparable size. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies and assets of a comparable size.

All Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for All Cap Value Fund ranked in the second quartile of funds with similar investment objectives and strategies. The Board noted that the Fund’s current investment advisory fee was equal to the median and higher than the average advisory fees paid by funds with similar investment objectives and strategies and assets of a comparable size. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of All Cap Value Fund ranked at the maximum for expenses of funds with similar investment objectives and strategies and assets of a comparable size. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies and assets of a comparable size.

Long/Short Opportunities Fund

The Board noted that, based on the information provided, the investment advisory fee for Long/Short Opportunities Fund ranked at the 25th percentile for funds with similar investment objectives and strategies. The Board noted that the Fund’s investment advisory fee was higher than both the median and average advisory fees paid by funds with similar investment objectives and strategies and assets of a comparable size. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of Long/Short Opportunities

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Fund ranked in the first quartile in expenses of funds with similar investment objectives and strategies and assets of a comparable size. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies and assets of a comparable size.

Conclusion as to Fees and Expenses

In view of what it understood to be the costs of CRM’s proprietary research and CRM’s experience in implementing its value-oriented investment philosophy, the Board concluded that the investment advisory fee paid by each Fund was reasonable in relation to the nature and quality of the services provided by CRM. The Board also indicated it would continue to monitor the Funds’ fees and expenses.

Economies of Scale

The Board considered whether economies of scale would be realized by CRM as each Fund’s assets increased, and the extent to which such economies of scale were reflected in the fees charged under the Investment Advisory Agreement. The Board observed that the Investment Advisory Agreement contains breakpoints that reduce the investment advisory fee rate paid by each Fund on assets above specified levels, and that additional breakpoints would be introduced for certain of the Funds. The Board concluded that breakpoints were an effective way to share any economies of scale or other efficiencies with Fund shareholders as the Funds grow larger. In addition, the Board noted that expense subsidization, investment by CRM in proprietary research, and CRM’s commitment and resource allocation to the Funds may be relevant in considering the sharing of economies of scale, and that profitability also may be an indicator of the existence of any economies of scale. Accordingly, the Board determined that economies of scale, if any, were being appropriately shared with the Funds.

Profitability

The Board considered the information provided by CRM regarding CRM’s profitability in relation to the Funds and considered the methodology used by CRM in preparing the profitability information. The Board reviewed the financial results of CRM in relation to the Funds for the year ended December 31, 2021 as well as the 2022 CRM operating budget. The Board considered CRM’s profit margins with respect to the Funds in comparison to the limited industry data available.

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CRM FUNDS OTHER INFORMATION (Unaudited) (Continued)

The Board also considered information regarding compensation provided to CRM personnel as a percentage of CRM’s net revenue, and compared such information to the limited industry data available. The Board indicated that the profitability of any adviser was affected by numerous factors, including its organizational structure, method for allocating expenses and the compensation to be paid to its employees, and, therefore, acknowledged the limitations inherent in any comparison of adviser profitability information. The Board concluded that, based on the information provided, the profit to CRM on the fees paid by the Funds was not excessive in view of the nature, quality and extent of services provided.

Other Benefits

The Board considered the other benefits which CRM receives from its relationship with the Funds. The Board noted that CRM acts as the shareholder servicing agent for Investor Shares of the Funds and receives fees under a shareholder service plan in connection with the services CRM provides or arranges as the Funds’ shareholder servicing agent. The Board considered the fees received by CRM under the shareholder service plan, and the amounts paid by CRM to third-party shareholder servicing agents. The Board noted that the amounts paid by CRM to the Funds’ third-party shareholder servicing agents since the inception of the Trust exceeded the amounts paid by Investor Shares of the Funds to CRM under the shareholder servicing plan. The Board considered how CRM uses “soft” commission dollars generated by the Funds to pay for research and brokerage services and the ways in which CRM conducts portfolio transactions for the Funds and selects brokers. The Board concluded that any other benefits derived by CRM from managing the Funds were reasonable.

General Conclusion

Based on the foregoing considerations, the Board, including the Independent Trustees voting separately, in the exercise of the Trustees’ business judgment, concluded that the terms of the Investment Advisory Agreement, including the fees payable thereunder, are fair and reasonable, and voted to approve the continuance and renewal of the Investment Advisory Agreement.

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CRM FUNDS OTHER INFORMATION (Unaudited) (Continued)

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in the CRM Funds (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

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On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

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TRUSTEES
F. Gregory Ahern
Ronald H. McGlynn
Rodney P. Wood

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
28 Havemeyer Place, 1st floor
Greenwich, CT 06830

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

CUSTODIAN
The Bank of New York Mellon
2 Hanson Place, 7th Floor
Brooklyn, NY 11217

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110

Investor Information:
800-CRM-2883
www.crmfunds.com

This report is authorized for distribution only to shareholders and to others who have received current prospectuses of the CRM Funds.

CRM-AR-22

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive and Principal Financial Officers. For the fiscal year ended June 30, 2022, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Trustees Committee. The audit committee financial experts serving on the Registrant’s Trustees Committee are F. Gregory Ahern and Rodney P. Wood, each of whom is “independent,” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2022 and June 30, 2021 were $80,000 and $80,000, respectively.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2022, and $0 for 2021.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning during the fiscal years ended June 30, 2022 and June 30, 2021 were $18,000 and $18,000, respectively. These fees related to services consisting of the review of U.S. federal income tax returns, annual excise distribution calculations, India tax compliance services and tax advisory services with regard to foreign equity securities.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2022, and $0 for 2021.

(e)(1)	The Trustees Committee of the Board of Trustees of the Registrant is required to pre-approve the engagement of independent accountants to (i) conduct the annual audit of the series of the Registrant (the “Funds”) and provide their opinion of the Funds’ financial statements, (ii) provide (a) any audit services to the Funds in addition to those described in clause (i) above and (b) non-audit services to the Funds, Cramer Rosenthal McGlynn, LLC (“CRM”) or any entity controlling, controlled by, or under common control with CRM that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. Accordingly, the Registrant’s Trustees Committee pre-approves all audit and non-audit services to be performed by the Registrant’s independent accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)	There were no services described in paragraphs (b) through (d) of this Item (including services required to be approved by the Trustees Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Trustees Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years ended June 30, 2022 and June 30, 2021 were $0 and $0, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics for the Registrant’s Principal Executive and Principal Financial Officers described in Item 2 is filed herewith.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date:	9/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date:	9/2/2022

By (Signature and Title)*	/s/ Laura Szalyga
Laura Szalyga, Treasurer
(Principal Financial Officer)

Date:	9/2/2022

*	Print the name and title of each signing officer under his or her signature.